                                                               File No. 33-83238
                                                               File No. 811-8724
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
                      Pre-Effective Amendment No.                            [_]
                                                 -----
                     Post-Effective Amendment No.  8                         [X]
                                                 -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]
                                    Amendment No.  9                         [X]
                                                 -----

                        (Check appropriate box or boxes)

                     T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

                 700 Harrison Street, Topeka, Kansas 66636-0001
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 431-3000

                                                                Copies to:

Amy J. Lee                                               Jeffrey S. Puretz, Esq.
Associate General Counsel and Vice President             Dechert Price & Rhoads
Security Benefit Group, Inc.                             1500 K Street, N.W.
700 Harrison Street, Topeka, KS 66636-0001               Washington, DC 20005
(Name and address of Agent for Service)

It is proposed that this filing will become effective:

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[_] on May 1, 1999, pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[X] on May 1, 1999, pursuant to paragraph (a)(1) of Rule 485
[_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[_] on May 1, 1999, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts and individual single premium immediate variable annuity contracts.

VARIABLE ANNUITY PROSPECTUS
--------------------------------------------------------------------------------





T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
     An Individual Flexible Premium
     Deferred Variable Annuity Contract
      May 1, 1999

     ---------------------------------------------------------------------------
     ISSUED BY:                                  MAILING ADDRESS:
     Security Benefit                            T. Rowe Price Variable
     Life Insurance Company                      Annuity Service Center
     700 SW Harrison Street                      P.O. Box 750440
     Topeka, Kansas 66636-0001                   Topeka, Kansas 66675-0440
     1-800-888-2461                              1-800-469-6587

INTRODUCTION
--------------------------------------------------------------------------------

     * THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     * THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

     This Prospectus describes the T. Rowe Price No-Load Variable Annuity--a flexible premium deferred variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

     T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
     T. Rowe Price International Stock Portfolio

     The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc., including other mutual funds with investment objectives and policies similar to those of the Funds. Different performance will result due to differences in cash flows into and out of the Fund, different fees and expenses and differences in portfolio size and position.

     Amounts that you allocate to the Subaccounts will vary based on investment performance of the Subaccounts to which the Account Value is allocated. The Company does not guarantee any minimum amount of Account Value in the Subaccounts.

     Amounts that you allocate to the Fixed Interest Account will accrue interest at rates that are paid by the Company as described in "The Fixed Interest Account," page 33. The Company guarantees Account Value in the Fixed Interest Account.

     When you are ready to begin receiving annuity payments, the Contract provides several options for annuity payments (see "Annuity Options," page 28.)

     You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right," page 23). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 1999, which has been filed with the Securities and Exchange Commission (the "SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas
     66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 47 of this Prospectus.

     Date: May 1, 1999

CONTENTS
--------------------------------------------------------------------------------

     * YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

     Definitions                                                            5
     ------------------------------------------------------------------------
     Summary                                                                7
     ------------------------------------------------------------------------
     Expense Table                                                          9
     ------------------------------------------------------------------------
     Condensed Financial Information                                       12
     ------------------------------------------------------------------------
     Information About the Company, the Separate Account, and the Funds    13
     ------------------------------------------------------------------------
     The Contract                                                          16
     ------------------------------------------------------------------------
     Charges and Deductions                                                24
     ------------------------------------------------------------------------
     Annuity Payments                                                      26
     ------------------------------------------------------------------------
     The Fixed Interest Account                                            33
     ------------------------------------------------------------------------
     More About the Contract                                               35
     ------------------------------------------------------------------------
     Federal Tax Matters                                                   36
     ------------------------------------------------------------------------
     Other Information                                                     43
     ------------------------------------------------------------------------
     Performance Information                                               46
     ------------------------------------------------------------------------
     Additional Information                                                46
     ------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

     *  VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS FOLLOWS:


     ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7. Account Value is also determined under Option 9 during the Liquidity Period.


     ACCUMULATION PERIOD The period commencing on the Contract Date and ending on the Annuity Payout Date or, if earlier, when the Contract is terminated through a full withdrawal, payment of charges, or payment of the death benefit proceeds.


     ACCUMULATION UNIT A unit of measure used to calculate Account Value.


     ANNUITANT The person or persons on whose life annuity payments depend under Annuity Options 1 through 4 and 9. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated. The Annuitant receives Annuity Payments during the Annuity Period.

     ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.


     ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments are made.

     ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis depending upon the Annuity Option selected.

     ANNUITY PERIOD The period beginning on the Annuity Payout Date during which annuity payments are made.

     ANNUITY PAYOUT DATE The date when Annuity Payments are scheduled to begin.

     AUTOMATIC INVESTMENT PROGRAM A program pursuant to which purchase payments are automatically paid from your checking account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.


     CONTRACT DATE The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial purchase payment is credited to the Contract.

     CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     CONTRACT YEAR Each 12-month period measured from the Contract Date.


     DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period or the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above is alive, the Owner's Estate.


     FIXED INTEREST ACCOUNT An account that is part of the Company's General Account in which all or a portion of the Account Value may be held for accumulation at fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

     FLOOR PAYMENT Annuity Payments under Option 9 are guaranteed never to be less than the Floor Payment, which is equal to 80% of the amount of the initial Annuity Payment, adjusted for withdrawals.

     FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

     GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     LIQUIDITY PERIOD Under Annuity Option 9, the Liquidity Period is the period of time during which the Owner may withdraw Account Value. The Liquidity Period is a five-year period beginning on the Annuity Payout Date.

     PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4, 8 and 9.

     PURCHASE PAYMENT The amounts paid to the Company as consideration for the Contract.

     SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company. Account Value may be allocated to Subaccounts of the Separate Account for variable accumulation.

     SUBACCOUNT A division of the Separate Account of the Company which invests in a separate Portfolio of one of the Funds. Currently, seven Subaccounts are available under the Contract.

     T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

     VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are both open for trading. The T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


     VALUATION PERIOD A period used in measuring the investment experience of each Subaccount. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.


     WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Account Value less any premium taxes due and paid by the Company and for withdrawals under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future annuity payments commuted at the assumed interest rate less any premium taxes due and paid by the Company.

SUMMARY
--------------------------------------------------------------------------------


     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relate to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account," page 33 and in the Contract.

PURPOSE OF THE CONTRACT

     The flexible premium deferred variable annuity contract ("Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

     You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A," page 41.

THE SEPARATE ACCOUNT AND THE FUNDS

     You may allocate your purchase payments to the T. Rowe Price Variable Annuity Account (the "Separate Account"). See "Separate Account," page 14. The Separate Account is currently divided into seven divisions referred to as Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. Each of the Funds' Portfolios has a different investment objective or objectives. Each Portfolio is listed under its respective Fund below.


     T. ROWE PRICE EQUITY SERIES, INC.

     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio

     T. ROWE PRICE FIXED INCOME SERIES, INC.

     T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Prime Reserve Portfolio

     T. ROWE PRICE INTERNATIONAL SERIES, INC

     T. Rowe Price International Stock Portfolio


     Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. The Contractowner bears the investment risk for amounts allocated to a Subaccount. Not all of the Subaccounts are available under each Annuity Option.

FIXED INTEREST ACCOUNT

     You may allocate all or part of your purchase payments to the Fixed Interest Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account," page 33.

PURCHASE PAYMENTS

     If you are purchasing a Contract as a Non-Qualified Plan, the minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, the minimum initial purchase payment is $2,000 ($25 if made pursuant to an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for a Non-Qualified Plan or $500 ($25 if made pursuant to an Automatic Investment Program) for a Qualified Plan. See "Purchase Payments," page 17.

CONTRACT BENEFITS

     You may exchange Account Value among the Subaccounts and to and from the Fixed Interest Account, subject to certain restrictions as described in "The Contract," page 16, "Annuity Payments," page 26 and "The Fixed Interest Account," page 33.

     At any time before the Annuity Payout Date, you may surrender your Contract for its Withdrawal Value and may make partial withdrawals, including systematic withdrawals, from Account Value. On or after the Annuity Payout Date, you may withdraw your Account Value under Annuity Options 5 through 8 and during the Liquidity Period under Option 9. Withdrawals under Option 9 are subject to a withdrawal charge as discussed below. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account," page 33.
     See "Full and Partial Withdrawals," page 21, "Annuity Payments," page 26 and "Federal Tax Matters," page 36 for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit," page 23 for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees Annuity Payments under the fixed Annuity Options. See "Annuity Payments," page 26.

FREE-LOOK RIGHT

     You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you the amount of purchase payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts. The Company will refund purchase payments allocated to the Subaccounts rather than the Account Value in those states and circumstances in which it is required to do so. See "Free-Look Right," page 23.

CHARGES AND DEDUCTIONS

     The Company does not deduct a sales load from purchase payments. The Company will deduct certain charges in connection with the Contract as described below.


     * MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of .55% (1.40% under Annuity Option 9) of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge," page 24.


     * PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted when Annuity Payments begin or upon full withdrawal if the Company incurs a premium tax. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge," page 25.

     * WITHDRAWAL CHARGE If you withdraw Account Value during the Liquidity Period under Option 9, the withdrawal is subject to a withdrawal charge. The charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is applied to the amount of the withdrawal. Withdrawals after the fifth year from the Annuity Payout Date are not permitted under Option 9. See "Contract Withdrawal Charge," page 25.

     * OTHER EXPENSES The Company pays the operating expenses of the Separate Account. Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of Fund shares. For a description of these charges and expenses, see the prospectus for the Funds.

CONTACTING THE COMPANY

     You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

EXPENSE TABLE
--------------------------------------------------------------------------------

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly if you allocate Account Value to the Subaccounts. The table reflects any contractual charges, expenses of the Separate Account, and charges and expenses of the Funds. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," page 25. The information contained in the table is not applicable to amounts allocated to the Fixed Interest Account.


     For a complete description of a Contract's costs and expenses, see "Charges and Deductions," page 24. For a more complete description of each Fund's costs and expenses, see the Funds' prospectus, which accompanies this Prospectus.


     TABLE 1
     ---------------------------------------------------------------------------
     CONTRACTOWNER TRANSACTION EXPENSES        All Other Options      Option 9
     Withdrawal Charge Under Option 9
      (as a percentage of amount surrendered)       None                5%(1)

     CONTRACTUAL EXPENSES
     Sales Load on Purchase Payments                None                None
     Annual Maintenance Fee                         None                None

     ANNUAL SEPARATE ACCOUNT EXPENSES
     Annual Mortality and Expense Risk Charge
     (as a percentage of each Subaccount's
      average daily net assets)                     .55%                1.40%
     Total Annual Separate Account Expenses         .55%                1.40%

     ANNUAL PORTFOLIO EXPENSES (AS A PERCENTAGE OF EACH PORTFOLIO'S
      AVERAGE DAILY NET ASSETS)

                                                                      TOTAL
                                       MANAGEMENT     OTHER        PORTFOLIO
                                          FEE(2)      EXPENSES       EXPENSES

     T. Rowe Price New America
     Growth Portfolio                    .85%           0%            .85%

     T. Rowe Price International
     Stock Portfolio                    1.05%           0%           1.05%

     T. Rowe Price Mid-Cap
     Growth Portfolio                    .85%           0%            .85%

     T. Rowe Price Equity
     Income Portfolio                    .85%           0%            .85%

     T. Rowe Price Personal
     Strategy Balanced Portfolio         .90%           0%            .90%

     T. Rowe Price Limited-Term
     Bond Portfolio                      .70%           0%            .70%

     T. Rowe Price Prime
     Reserve Portfolio                   .55%           0%            .55%
     --------------------------------------------------------------------------
     1 The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is imposed only upon withdrawals during the Liquidity Period under Option 9. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date.

     2 The management fee includes the ordinary expenses of operating the Funds.

     EXAMPLES

     The examples presented below show expenses that you would pay at the end of one, three, five, or ten years. The examples show expenses based upon an allocation of $1,000 to each of the Subaccounts and a hypothetical annual return of 5%.

     You should not consider the examples below a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

     EXAMPLE - You would pay the expenses shown below during the Accumulation Period and during the Annuity Period (unless Option 9 were selected):

     ---------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
     New America Growth Subaccount      $14        $44        $77        $168
     International Stock Subaccount     $16        $50        $87        $190
     Mid-Cap Growth Subaccount          $14        $44        $77        $168
     Equity Income Subaccount           $14        $44        $77        $168
     Personal Strategy
       Balanced Subaccount              $15        $46        $79        $174
     Limited-Term Bond Subaccount       $13        $40        $69        $151
     Prime Reserve Subaccount           $11        $35        $61        $134
     ---------------------------------------------------------------------------

     EXAMPLE - You would pay the expenses shown below during the Annuity Period assuming (1) selection of Option 9, and (2) no withdrawals:

     ---------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
     New America Growth Subaccount      $23        $70        $120       $258
     International Stock Subaccount     $25        $76        $131       $279
     Mid-Cap Growth Subaccount          $23        $70        $120       $258
     Equity Income Subaccount           $23        $70        $120       $258
     Personal Strategy
       Balanced Subaccount              $23        $72        $123       $264
     Limited-Term Bond Subaccount       $21        $66        $113       $243
     Prime Reserve Subaccount           $20        $61        $105       $227
     ---------------------------------------------------------------------------

     EXAMPLE - You would pay the expenses shown below during the Annuity Period assuming (1) selection of Option 9, and (2) a full withdrawal at the end of each time period:

     ---------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     New America Growth Subaccount      $74        $103      $132       $258
     International Stock Subaccount     $76        $108      $142       $279
     Mid-Cap Growth Subaccount          $74        $103      $132       $258
     Equity Income Subaccount           $74        $103      $132       $258
     Personal Strategy
       Balanced Subaccount              $75        $104      $134       $264
     Limited-Term Bond Subaccount       $73        $98       $124       $243
     Prime Reserve Subaccount           $71        $94       $117       $227
     ---------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     The following condensed financial information presents accumulation unit values for the years ended December 31, 1998, 1997 and 1996, and the period April 1, 1995 (date of inception), through December 31, 1995, as well as ending accumulation units outstanding under each Subaccount.

     ---------------------------------------------------------------------------
                                           1995       1996       1997      1998
     NEW AMERICA GROWTH SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $13.40     $16.00    $19.28
       End of period                      $13.40     $16.00     $19.28
     Accumulation units:
       Outstanding at the end of period  333,934  1,596,903  2,030,514

     INTERNATIONAL STOCK SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $11.19     $12.77    $13.09
       End of period                      $11.19     $12.77     $13.09
     Accumulation units:
       Outstanding at the end of period  218,427  1,124,821  1,562,428

     EQUITY INCOME SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $12.37     $14.70    $18.84
       End of period                      $12.37     $14.70     $18.84
     Accumulation units:
       Outstanding at the end of period  365,712  1,902,935  3,450,047

     PERSONAL STRATEGY BALANCED SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $11.90     $13.51    $15.86
       End of period                      $11.90     $13.51     $15.86
     Accumulation units:
       Outstanding at the end of period  148,349    599,843    983,602

     LIMITED TERM-BOND SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $10.64     $10.93    $11.60
       End of period                      $10.64     $10.93     $11.60
     Accumulation units:
       Outstanding at the end of period   86,891    445,079    626,694

     MID-CAP GROWTH SUBACCOUNT*
     Accumulation unit value:
       Beginning of period                                      $10.00    $11.82
       End of period                                            $11.82
     Accumulation units:
       Outstanding at the end of period                      1,100,979

     PRIME RESERVE SUBACCOUNT*
     Accumulation unit value:
       Beginning of period                                      $10.00    $10.48
       End of period                                            $10.48
     Accumulation units:
       Outstanding at the end of period                        769,829
     ---------------------------------------------------------------------------
     *The Mid-Cap Growth and Prime Reserve Subaccounts  commenced  operations on
      January 2, 1997.

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
--------------------------------------------------------------------------------

SECURITY BENEFIT LIFE INSURANCE COMPANY

     The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950. On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

     The Company offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1998, Security Benefit had total assets of approximately $7.4 billion. Together with its subsidiaries, Security Benefit has total funds under management of approximately $8.8 billion.

YEAR 2000 COMPLIANCE

     Like other insurance companies, as well as other financial and business organizations around the world, the Company could be adversely affected if the computer systems used by the Company in performing its administrative functions do not properly process and calculate date-related information and data before, during, and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by the Company with respect to the Contract, and (ii) the management services provided to the Funds by T. Rowe Price, as well as transfer agency, accounting, custody, distribution, and other services provided to the Funds. For more information on T. Rowe Price Year 2000 compliance efforts, see the Funds' prospectus, which accompanies this Prospectus.

     The Company has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. We consider a system Year 2000 Compliant when it is able to correctly process, provide, and/or receive data before, during and after the Year 2000. The Company's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers, and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Company has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing commenced in early 1998 and will extend into the first six months of 1999.

     Although the Company has taken steps to ensure that its systems will function properly before, during, and after the Year 2000, external vendors provide its key operating systems and information sources, which creates uncertainty to the extent the Company is relying on the assurance of such vendors as to whether its systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Company at this time but could have a material adverse impact on the operations of the Separate Account and administration of the Contract.

     The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Company is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

PUBLISHED RATINGS

     The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.


SEPARATE ACCOUNT

     T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

     The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. K.S.A. 40-436 provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide. The Contract contains such a provision. The Company owns the assets in the Separate
     Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Separate Account is currently divided into seven Subaccounts. The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios of the Funds or in other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. For more information about the underwriter, see "Distribution of the Contract," page 45.


     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

THE FUNDS


     The T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the T. Rowe Price International Series, Inc. are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Together, the Funds currently have seven separate Portfolios, each of which pursues different investment objectives and policies.

     In addition to the Separate Account, shares of the Funds are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including insurance companies affiliated with the Company. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Funds. Currently neither the Company nor the Funds foresee any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Funds intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if the Company believes that any Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see the Funds' prospectus.

     A summary of the investment objective of each Portfolio of the Funds is set forth below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Funds, including information on the risks associated with the investments and investment techniques of each Portfolio.

     THE FUNDS' PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

     T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

     The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of U.S. growth companies that operate in service industries.

     T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

     The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

     The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in common stocks of medium-sized growth companies.


     T. ROWE PRICE EQUITY INCOME PORTFOLIO

     The investment objective of the Equity Income Portfolio is to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

     T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

     The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

     T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

     The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term investment grade debt securities.


     T. ROWE PRICE PRIME RESERVE PORTFOLIO (NOT AVAILABLE UNDER OPTION 9)

     The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

THE INVESTMENT ADVISERS

     T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. Rowe Price-Fleming International, Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. As Investment Adviser to the Portfolios,
     T. Rowe Price and Price-Fleming are responsible for selection and management of portfolio investments. T. Rowe Price and Price-Fleming are registered with the SEC as investment advisers.

     T. Rowe Price and Price-Fleming are not affiliated with the Company, and the Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT
-------------------------------------------------------------------------------

GENERAL

     The Company issues the Contract offered by this Prospectus. It is a flexible premium deferred variable annuity. To the extent that you allocate all or a portion of your purchase payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Account Value and the amount of interest credited on Account Value that you have allocated to the Fixed Interest Account.

     The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA under Section 408A, of the Internal Revenue Code ("Qualified Plan"). You may name Joint Owners only on a Contract issued pursuant to a Non-Qualified Plan.

APPLICATION FOR A CONTRACT

     If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The initial purchase payment may be made by check or, if you own shares of one or more Funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

     If you are purchasing a Contract as a Non-Qualified Plan, the minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, the minimum initial purchase payment is $2,000 ($25 if made pursuant to an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for Non-Qualified Plans and $500 ($25 if made pursuant to an Automatic Investment Program) for Qualified Plans. The Company may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. Cumulative purchase payments exceeding $1 million will not be accepted under a Contract without prior approval of the Company.

     The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received at the
     T. Rowe Price Variable Annuity Service Center; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. If the Company does not receive a complete application, the Company will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

     The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received at the T. Rowe Price Variable Annuity Service Center. You may make purchase payments after the initial purchase payment at any time prior to the Annuity Payout Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program or, if you own shares of one or more T. Rowe Price Funds, you may direct Investment Services to redeem shares of that fund(s) and forward the redemption proceeds to the Company as a subsequent purchase payment. The minimum initial purchase payment must be paid before the Company will accept an Automatic Investment Program. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss.

ALLOCATION OF PURCHASE PAYMENTS

     In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which purchase payments will be allocated. The allocation must be a whole percentage. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. Available allocation alternatives generally include the seven Subaccounts and the Fixed Interest Account. The Prime Reserve Subaccount and the Fixed Interest Account are not available under Option 9.

     You may change the purchase payment allocation instructions by submitting a proper written request to the T. Rowe Price Variable Annuity Service Center. A proper change in allocation instructions will be effective upon receipt at the T. Rowe Price Variable Annuity Service Center and will continue in effect until subsequently changed. You may change your purchase payment allocation instructions by telephone or by sending a request in writing to the T. Rowe Price Variable Annuity Service Center. Changes in the allocation of future purchase payments have no effect on existing
     Account Value. You may, however, exchange Account Value among the Subaccounts and the Fixed Interest Account as described in "Exchanges of Account Value," page 20.

DOLLAR COST AVERAGING OPTION

     Prior to the Annuity Payout Date, you may dollar cost average your Account Value by authorizing the Company to make periodic exchanges of Account Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the exchange of Account Value from one Subaccount to one or more of the other Subaccounts. Amounts exchanged under this option will be credited at the Subaccount's price as of the end of the Valuation Dates on which the exchanges are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     You may request a Dollar Cost Averaging Request form from the T. Rowe Price Variable Annuity Service Center. On the form, you must designate whether Account Value is to be exchanged on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the exchanges will be made, the desired frequency of the exchanges, which may be on a monthly, quarterly, semiannual, or annual basis, and the length of time during which the exchanges shall continue or the total amount to be exchanged over time.

     To elect the Dollar Cost Averaging Option, your Account Value must be at least $5,000, ($2,000 for a Contract funding a Qualified Plan), and a Dollar Cost Averaging Request in proper form must be received at the T. Rowe Price Variable Annuity Service Center. The Company will not consider the Dollar Cost Averaging Request form to be complete until the your Account Value is at least the required amount. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.

     After the Company has received a Dollar Cost Averaging Request in proper form at the T. Rowe Price Variable Annuity Service Center, the Company will exchange Account Value in the amounts you designate from the Subaccount from which exchanges are to be made to the Subaccount or Subaccounts you have chosen. The minimum amount that may be exchanged is $200 and the minimum amount that may be allocated to any one Subaccount is $25. The Company will effect each exchange on the date you specify or if no date is specified, on the monthly, quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the
     T. Rowe Price Variable Annuity Service Center of a Dollar Cost Averaging Request in proper form. Exchanges will be made until the total amount elected has been exchanged, or until Account Value in the Subaccount from which exchanges are made has been depleted. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed in "Exchanges of Account Value," page 20.

     You may instruct the Company at any time to terminate the option by written request to the T. Rowe Price Variable Annuity Service Center. In that event, the Account Value in the Subaccount from which exchanges were being made that has not been exchanged will remain in that Subaccount unless you instruct us otherwise. If you wish to continue exchanging on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been exchanged, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, you must complete a new Dollar Cost Averaging Request and send it to the T. Rowe Price Variable Annuity Service Center. The Contract must meet the $5,000 ($2,000 for a Contract funding a Qualified Plan) minimum required amount of Account Value at that time. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services.

     Account Value also may be dollar cost averaged to or from the Fixed Interest Account, subject to certain restrictions described under "The Fixed Interest Account," page 33.

ASSET REBALANCING OPTION

     Prior to the Annuity Payout Date, you may authorize the Company to automatically exchange Account Value each quarter to maintain a particular percentage allocation among the Subaccounts. The Account Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Account Value in the Subaccounts each quarter to the allocation you select. Asset Rebalancing is intended to exchange Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you to buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect the Asset Rebalancing Option, the Account Value must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan) and an Asset Rebalancing Request in proper form must be received at the T. Rowe Price Variable Annuity Service Center. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. An Asset Rebalancing Request form is available upon request. On the form, you must indicate the applicable Subaccounts and the percentage of Account Value which should be allocated to each of the applicable Subaccounts each quarter under the Asset Rebalancing Option. If the Asset Rebalancing Option is elected, all Account Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.

     This option will result in the exchange of Account Value to one or more of the Subaccounts on the date you specify or, if no date is specified, on the date of the Company's receipt of the Asset Rebalancing Request in proper form and on each quarterly anniversary of the applicable date thereafter. The amounts exchanged will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed below.

     You may instruct the Company at any time to terminate this option by written request to the T. Rowe Price Variable Annuity Service Center. This option will terminate automatically in the event that you exchange Account Value by written request or telephone instructions. In either event, the Account Value in the Subaccounts that has not been exchanged will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to resume Asset Rebalancing after it has been canceled, you must complete a new Asset Rebalancing Request form and send it to the T. Rowe Price Variable Annuity Service Center. The Account Value at the time the request is made must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan). The Company may discontinue, modify, or suspend the Asset Rebalancing Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services.

     Account Value allocated to the Fixed Interest Account may be included in Asset Rebalancing, subject to certain restrictions described under "The Fixed Interest Account," page 33.

EXCHANGES OF ACCOUNT VALUE

     Prior to the Annuity Payout Date, you may exchange Account Value among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. You may exchange Account Value (other than exchanges in connection with the Dollar Cost Averaging or Asset Rebalancing Options) by telephone if an Authorization for Telephone Requests form has been properly completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option), or the amount remaining in a given Subaccount.

     You may also exchange Account Value between the Subaccounts and the Fixed Interest Account; however, exchanges from the Fixed Interest Account to the Subaccounts are restricted as described in "The Fixed Interest Account," page 33. For a discussion of exchanges after the Annuity Payout Date, see "Annuity Payments," page 26.

     The Company reserves the right at a future date, to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount of Account Value that may be subject to exchanges and the amount remaining in an account after an exchange, to impose conditions on the right to exchange and to discontinue telephone exchanges provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services.

ACCOUNT VALUE

     The Account Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Interest Account. Account Value is determined as of any Valuation Date during the Accumulation Period, during the Annuity Period under Annuity Options 5 through 7 and during the Liquidity Period under Option 9.

     On each Valuation Date, the portion of the Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount for that date. See "Determination of Account Value," below. No minimum amount of Account Value is guaranteed. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE

     Account Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Account Value, payment of subsequent purchase payments, partial withdrawals, annuity payments under Options 5 through 7 and during the Liquidity Period, Option 9, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the particular Subaccount as of the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including full or partial withdrawals, exchanges, annuity payments under Options 5 through 7 and during the Liquidity Period, Option 9, and assessment of premium taxes against the Contract, all affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the affected Subaccount. The price of each Subaccount is determined as of each Valuation Date. The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the price of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. Determination of the price of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio of the Funds, (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

     Prior to the Annuity Payout Date, you may surrender the Contract for its Withdrawal Value or make a partial withdrawal of Account Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Account Value at any time while the Owner is living, subject to restrictions on partial withdrawals of Account Value from the Fixed Interest Account and limitations under applicable law. Withdrawals after the Annuity Payout Date are permitted only under Annuity Options 5 through 8 and, during the Liquidity Period, under Option 9. See "Annuity Payments," page 26. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received at the T. Rowe Price Variable Annuity Service Center. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. You may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in your written withdrawal request.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company for withdrawals and, under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future annuity payments calculated using the assumed interest rate, less any premium taxes due and paid by the Company. (See "Contract Withdrawal Charge," page 25 and "Annuity Payments," page 26.)

     You may request a partial withdrawal as a specified percentage or dollar amount of Account Value. Each partial withdrawal must be for at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Account Value will be reduced by an amount equal to the payment, any applicable premium tax and any applicable withdrawal charge. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

     The amount of a partial withdrawal will be deducted from the Account Value in the Subaccounts and the Fixed Interest Account, according to your instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account," page 33. If you do not specify the allocation, the Company will contact you for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained. A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge," page 25.

     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner's attaining age 59 1/2, may be subject to a 10% penalty tax. You should carefully consider the tax consequences of a withdrawal under the Contract. See "Federal Tax Matters," page 36.

SYSTEMATIC WITHDRAWALS

     The Company currently offers a feature under which you may elect to receive systematic withdrawals of Account Value by sending a properly completed Systematic Withdrawal Request form to the T. Rowe Price Variable Annuity Service Center. Systematic withdrawals are available only prior to the Annuity Payout Date. You may direct Investment Services to apply the proceeds of a systematic withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating on the Systematic Withdrawal Request form. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. You may designate the systematic withdrawal amount as a percentage of Account Value allocated to the Subaccounts and/or Fixed Interest Account, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually, or annually. You may stop or modify systematic withdrawals upon proper written request to the T. Rowe Price Variable Annuity Service Center at least 30 days in advance of the requested date of termination or modification.

     Each systematic withdrawal must be at least $100. Upon payment, your Account Value will be reduced by an amount equal to the payment proceeds plus any applicable premium taxes. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Account Value in the Subaccounts and the Fixed Interest Account based on your instructions.

     The Company may, at any time, discontinue, modify, or suspend systematic withdrawals provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months as described under "The Fixed Interest Account," page 33. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax imposed on withdrawals made prior to the Owner's attaining age 59 1/2. See "Federal Tax Matters," page 36.

FREE-LOOK RIGHT

     You may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. The returned Contract will then be deemed void and the Company will refund any purchase payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by the Company. The Company will return purchase payments allocated to the Subaccounts rather than Account Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

         If the Owner dies during the Accumulation Period, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner during the Accumulation Period and instructions regarding payment. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements," page 24. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant during the Accumulation Period and instructions regarding payment, and the amount of the death benefit is based on the age of the oldest Annuitant on the date the Contract was issued. If the death of an Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options," page 28.

     The death benefit proceeds will be the death benefit reduced by any premium taxes due or paid by the Company. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of (1) the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center, (2) the aggregate purchase payments received less any reductions caused by previous withdrawals, or (3) the stepped-up death benefit. The stepped-up death benefit is: (a) the highest death benefit on any annual Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (b) any purchase payments made since the applicable fifth annual Contract anniversary, less (c) any withdrawals since the applicable anniversary.

     If an Owner dies during the Accumulation Period and the Contract was issued to the Owner after age 75, the amount of the death benefit will be the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center.


     Notwithstanding the foregoing, the death benefit for Contracts issued in Florida, regardless of age at issue, is the greater of (1) the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center, or (2) the aggregate purchase payments received less any reductions caused by previous withdrawals.


     The Company will pay the death benefit proceeds to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters," page 36 for a discussion of the tax consequences in the event of death.


DISTRIBUTION REQUIREMENTS

     For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force until the earlier of the surviving spouse's death or the Annuity Payout Date or to receive the death benefit proceeds. For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of the Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

     For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

     If the Annuitant dies prior to the Annuity Payout Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant on or after the Annuity Payout Date, any death benefit is determined under the terms of the Annuity Option. See "Annuity Options," page 28.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge generally is equal to an annual rate of .55% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts. If Option 9 is selected, the mortality and expense risk charge is equal, during the Annuity Period, to an annual rate of 1.40% of each Subaccount's average daily net assets.


     The expense risk borne by the Company is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the profit realized from the mortality and expense risk charge. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company assumes a mortality risk in connection with the death benefit under the Contract. With respect to Option 9, the Company also assumes the risks associated with providing the Floor Payment. See "Option 9 - Life Income with Liquidity," page 29.

     The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, including compensation paid by the Company to T. Rowe Price Investment Services, Inc. or an affiliate thereof. The Company pays Investment Services at the annual rate of .10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

     Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted upon the Annuity Payout Date, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

CONTRACT WITHDRAWAL CHARGE

     The Company deducts a withdrawal charge from full or partial withdrawals made during the Liquidity Period under Option 9. The charge is deducted from the Subaccounts in the same proportion as the withdrawal is allocated. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. The withdrawal charge, which is set forth below, is applied to the amount of the withdrawal.

      -------------------------------------- -------- -----------------------
          YEAR FROM ANNUITY PAYOUT DATE                 WITHDRAWAL CHARGE
                      First                                     5%
                     Second                                     4%
                      Third                                     3%
                     Fourth                                     2%
                      Fifth                                     1%
      -------------------------------------- -------- -----------------------

     The withdrawal charge compensates the Company for the costs associated with providing the Floor Payment under Option 9, including the costs of reinsurance purchased by the Company to hedge against the Company's potential losses from providing the Floor Payment.


OTHER CHARGES

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes," page 37.

GUARANTEE OF CERTAIN CHARGES

     The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of .55% of each Subaccount's average daily net assets (1.40% of each Subaccount's average daily net assets under Option
     9).


FUND EXPENSES

     Each Subaccount purchases shares at the net asset value of the corresponding Portfolio of the Funds. Each Portfolio's net asset value reflects the investment management fee and any other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccount, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in the Funds' prospectus, are not specified or fixed under the terms of the Contract, and the Company bears no responsibility for such fees and expenses.

ANNUITY PAYMENTS
--------------------------------------------------------------------------------

GENERAL

     You may select the Annuity Payout Date at the time of application. You may not defer the Annuity Payout Date beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require you to begin receiving annuity payments at an earlier age. If you do not select an Annuity Payout Date, the Annuity Payout Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. See "Selection of an Option," page 30. If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Payout Date.

     On the Annuity Payout Date, the Account Value as of that date, less any premium taxes, will be applied to provide an annuity under one of the options described on page 28. Account Value is further reduced by an amount equal to 1.8% of Account Value if you elect a fixed annuity under one of Options 1 through 4 or 8. Each option, except Option 9, which is available only as a variable annuity, is available either as a variable annuity supported by the Subaccounts or as a fixed annuity supported by the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each annuity option are set forth in the table below.

     -------------------------------------------------------------------------------------------------------
                                                                                      COMBINATION VARIABLE
       ANNUITY OPTION                            VARIABLE ANNUITY    FIXED ANNUITY      AND FIXED ANNUITY
     -------------------------------------------------------------------------------------------------------
       Option 1 - Life Income                            X                 X
     -------------------------------------------------------------------------------------------------------
       Option 2 - Life Income with Period Certain        X                 X
     -------------------------------------------------------------------------------------------------------
       Option 3 - Life Income with Installment           X                 X
       Refund
     -------------------------------------------------------------------------------------------------------
       Option 4 - Joint and Last Survivor                X                 X
     -------------------------------------------------------------------------------------------------------
       Option 5 - Payments for a Specified Period        X                 X                    X
     -------------------------------------------------------------------------------------------------------
       Option 6 - Payments of a Specified Amount         X                 X                    X
     -------------------------------------------------------------------------------------------------------
       Option 7 - Age Recalculation                      X                 X                    X
     -------------------------------------------------------------------------------------------------------
       Option 8 - Period Certain                         X                 X
     -------------------------------------------------------------------------------------------------------
       Option 9 - Life Income with Liquidity             X
     -------------------------------------------------------------------------------------------------------

     Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, Account Value allocated to the Subaccounts will be applied to purchase a variable annuity and Account Value allocated to the Fixed Interest Account will be applied to purchase a fixed annuity.

     The Company will make annuity payments on a monthly, quarterly, semiannual, or annual basis, except that under Option 9, Annuity Payments can be made only on a monthly basis. No annuity payments will be made for less than $100 except that there is no minimum payment amount with respect to annuity payments under Option 9. You may direct Investment Services to apply the proceeds of an annuity payment to shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

     You may designate or change an Annuity Payout Date, Annuity Option and Annuitant, provided proper written notice is received at the T. Rowe Price Variable Annuity Service Center at least 30 days prior to the Annuity Payout Date. The date selected as the new Annuity Payout Date must be at least 30 days after the date written notice requesting a change of Annuity Payout Date is received at the T. Rowe Price Variable Annuity Service Center.

EXCHANGES AND WITHDRAWALS

     During the Annuity Period, the Owner may exchange Account Value or Payment Units among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. Exchanges of Account Value or Payment Units during the Annuity Period will result in future annuity payments based upon the performance of the Subaccounts to which the exchange is made. Because Option 9 provides for level monthly payments that reset only annually, an exchange under Option 9 will not affect the amount of the annuity payment until the next annual reset date.

     The Owner may exchange Payment Units under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account," page 33. Under Option 9, the Owner may exchange Account Value among the Subaccounts during the Liquidity Period and may exchange Payment Units after the Liquidity Period. An exchange of Account Value under Option 9 will automatically effect a corresponding exchange of Payment Units. The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount.

     Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and generally cannot surrender his or her annuity for the Withdrawal Value. Full and partial withdrawals of Account Value are available, however, during the Annuity Period under Options 5 through 7, subject to the restrictions on withdrawals from the Fixed Interest Account, and under Option 9 during the Liquidity Period. Withdrawals during the Liquidity Period under Option 9 are subject to a withdrawal charge as discussed under "Contract Withdrawal Charge," page 25. An Owner may elect to withdraw the present value of annuity payments, commuted at the assumed interest rate, if a variable annuity under Option 8 is selected. Partial withdrawals during the Annuity Period will reduce the amount of future annuity payments.

     Under Option 9, upon a partial withdrawal of Account Value, the amount of the annuity payment, Floor Payment and number of Payment Units used to calculate the annuity payment will be reduced. The amount of the annuity payment and the Payment Units for each Subaccount is reduced in the same proportion as the withdrawal reduces Account Value allocated to that Subaccount as of the date of the withdrawal. An example of a partial withdrawal under Option 9 is set forth below.

     ----------------------------------------------------------------------------------------------------
        SUBACCOUNTS FROM WHICH        ACCOUNT VALUE ON             WITHDRAWAL AMOUNT           PERCENTAGE
       ANNUITY PAYMENT IS MADE      DATE OF WITHDRAWAL     (INCLUDING WITHDRAWAL CHARGES)       REDUCTION

     Equity Income                         $95,000                           $0                      0%
     International Stock                   $25,000                      $15,000                     60%
     Total                                $120,000                      $15,000                   12.5%
     -----------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------
                                       PRIOR TO PARTIAL WITHDRAWAL              AFTER PARTIAL WITHDRAWAL
                                    -----------------------------------    -------------------------------
                                     AMOUNT OF                              AMOUNT OF
       SUBACCOUNTS FROM WHICH        ANNUITY    PAYMENT    FLOOR            ANNUITY    PAYMENT    FLOOR
       ANNUITY PAYMENT IS MADE       PAYMENT     UNITS     PAYMENT          PAYMENT      UNITS    PAYMENT(1)

     Equity Income(2)                  $300      29.7914     N/A             $300      29.7914      N/A
     International Stock(3)            $100       9.7847     N/A              $40       3.9139      N/A
     Total                             $400                  $304            $340                   $266
     -----------------------------------------------------------------------------------------------------

      1 The Floor Payment is reduced by 12.5%, the percentage by which the partial withdrawal reduced Account Value.

      2 The Annuity Payment and Payment Units allocated to this Subaccount are not reduced in this example, because no amount is withdrawn from Account Value allocated to the Equity Income Subaccount.

      3 The Annuity Payment and Payment Units allocated to this Subaccount are reduced by 60%, the percentage by which the partial Withdrawal reduced Account Value allocated to the International Stock Subaccount.


ANNUITY OPTIONS

     The Contract provides for nine Annuity Options. Other Annuity Options may be available upon request at the discretion of the Company. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under Option 2 which shall be an annuity payable monthly during the lifetime of the Annuitant with payments guaranteed to be made for 10 years. The Annuity Options are set forth below.

     OPTION 1 - LIFE INCOME Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. UPON THE ANNUITANT'S DEATH AFTER THE PERIOD CERTAIN, NO FURTHER ANNUITY PAYMENTS WILL BE MADE.

     OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of annuity payments has been made.


     OPTION 4 - JOINT AND LAST SURVIVOR Periodic annuity payments will be made during the lifetime of the Annuitants. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment and, with respect to variable annuity payments, the number of Payment Units used to determine the annuity payment is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.


     OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Account Value by the number of annuity payments remaining in the period. If, at the death of the Annuitant, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.


     OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic annuity payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

     OPTION 7 - AGE RECALCULATION Periodic annuity payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.


     OPTION 8 - PERIOD CERTAIN Periodic annuity payments will be made for a fixed period which may be 5, 10, 15 or 20 years. This option differs from Option 5 in that annuity payments are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining guaranteed annuity payments will be made to the Designated Beneficiary.


     OPTION 9 - LIFE INCOME WITH LIQUIDITY Monthly annuity payments will be made for the life of the Annuitant, or the Owner may elect annuity payments for the life of the Annuitant and a Joint Annuitant, and in both cases with a period certain of 15 years. The period certain may be for a period of less than 15 years in the case of a Contract issued in connection with a Qualified Plan, as the period certain in that case may not exceed the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants. Annuity payments under this option are guaranteed never to be less than the Floor Payment which is equal to 80% of the initial annuity payment; provided that the Floor Payment is adjusted in the event of a withdrawal as discussed under "Exchanges and Withdrawals," page 27. The amount of the annuity payment will remain level for 12 month intervals and will reset on each anniversary of the Annuity Payout Date. Annuity payments during the Liquidity Period are paid from Account Value and reduce the amount of Account Value available for withdrawal. If during the Liquidity Period Account Value allocated to a Subaccount is depleted, any shortfall will be deducted proportionately from those Subaccounts that have Account Value, and future annuity payments will be based upon the performance of those Subaccounts.


     If there are Joint Annuitants, annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. The number of Payment Units used to calculate annuity payments is reduced (1) as of the annuity payment due at the close of the period certain, or (2) if later, as of the first annuity payment following the death of the Annuitant.


     A death benefit is payable to the Designated Beneficiary upon the death of the Annuitant or, if there are Joint Annuitants, upon the death of the last Annuitant prior to the close of the period certain. The death benefit during the Liquidity Period is the Account Value as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center. The Designated Beneficiary may elect the death benefit in the event of death during the remainder of the period certain, as follows: (1) a lump sum equal to the present value, commuted at the assumed interest rate, of the remaining guaranteed annuity payments as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center; or (2) the remaining guaranteed annuity payments paid to the Designated Beneficiary on a monthly basis.


     If there are Joint Annuitants, upon the death of one Annuitant during the Liquidity Period, the amount of annuity payments to the surviving Annuitant may be increased as of the close of the Liquidity Period. Whether the amount of the annuity payment will be increased is determined by applying an amount equal to the present value of the future annuity payments based upon the joint lives of the Annuitants, commuted at the assumed interest rate, to a life income option with a period certain of ten years (or the amount of time remaining in the period certain as of the close of the Liquidity Period) to determine an annuity payment. If this annuity payment is greater than the current annuity payment, the current payment would be increased to that amount as of the close of the Liquidity Period. The Payment Units and Floor Payment would be increased proportionately as of that date.

SELECTION OF AN OPTION


     You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant's 90th birthday.

ANNUITY PAYMENTS

     Annuity payments under Options 1 through 4, 8 and 9 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 9 the annuity rates will vary based upon the age and sex of the Annuitant, except that unisex rates are used where required by law. The annuity rates reflect your life expectancy based upon your age and gender as of the Annuity Payout Date unless unisex rates apply. The annuity rates are based upon the 1983(a) Mortality Table and are adjusted to reflect an assumed interest rate of 3.5% or 5%, compounded annually, as selected by the Owner. See the table on page 31 for the basis of annuity rates. In the case of Options 5, 6 and 7, annuity payments are based upon Account Value without regard to annuity rates.

                         BASIS OF ANNUITY RATES

         ------------------------------------------------------
               OPTIONS 1-4 AND 9               OPTION 8
              Assumed Interest Rate      Assumed Interest Rate
             Mortality Table 1983(a)
         ------------------------------------------------------

     The Company calculates variable annuity payments under Options 1 through 4, 8 and 9 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio of the Funds; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

     The Company determines the number of Payment Units used to calculate each variable annuity payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 8 and 9, which are the guaranteed minimum dollar amount of monthly annuity payment for each $1,000 of Account Value, less any applicable premium taxes, and less 1.8% of such Account Value if a fixed annuity is selected, applied to an Annuity Option. The Account Value as of the Annuity Payout Date, less any applicable premium taxes, is divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

     On the Annuity Payout Date, the Company divides the initial variable annuity payment by the value as of that date of the Payment Unit for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Account Value is allocated as of the Annuity Payout Date. The number of Payment Units will remain constant for subsequent annuity payments, unless the Owner exchanges Payment Units among Subaccounts or makes a withdrawal under Option 8 or during the Liquidity Period under Option 9.

     Subsequent variable annuity payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount. Annuity payments under Option 9 are reset only once each year on the 12-month anniversary of the Annuity Payout Date. An example is set forth below of an annuity payment calculation under Option 9, assuming purchase of a Contract by a 60-year-old male with Account Value of $100,000.

      --------------------------------------------------------------------------
        Account Value                $100,000
        Premium Tax                  -      0                 $100,000
                                     --------                 --------   =100
        Proceeds Under the Contract  $100,000                  $1,000

        Amount determined by reference to annuity table for a male,
        age 60 under Option 9..........................................    $4.78

        First Variable Annuity Payment (100 x $4.78)...................     $478

                            ALLOCATION OF      FIRST VARIABLE           PAYMENT UNIT           NUMBER OF PAYMENT
                            ACCOUNT VALUE     ANNUITY PAYMENT         VALUE ON ANNUITY      UNITS USED TO DETERMINE
        SUBACCOUNT              UNDER            ALLOCATION             PAYOUT DATE           SUBSEQUENT PAYMENTS
                             THE CONTRACT

        Equity Income            50%               $239.00       /         $1.51            =        158.2781
        International Stock      50%                239.00       /          1.02            =        234.3137
                                                    ------
                                                   $478.00

                           NUMBER OF PAYMENT UNITS     PAYMENT UNIT VALUE ON ANNUAL RESET    AMOUNT OF SUBSEQUENT
        SUBACCOUNT            USED TO DETERMINE                       DATE                      ANNUITY PAYMENT
                             SUBSEQUENT PAYMENTS

        Equity Income              158.2781          x                $1.60               =        $253.24
        International Stock        234.3137          x                 1.10               =         257.74

        Subsequent Variable Annuity Payment............................  $510.98

                               DATE OF          AMOUNT OF                           DATE OF          AMOUNT OF
                           ANNUITY PAYMENT   ANNUITY PAYMENT                    ANNUITY PAYMENT   ANNUITY PAYMENT

        Annuity Payout        February 15        $478.00                          September 15        $478.00
        Date
                              March 15            478.00                          October 15           478.00
                              April 15            478.00                          November 15          478.00
                              May 15              478.00                          December 15          478.00
                              June 15             478.00                          January 15           478.00
                              July 15             478.00        Annual Reset      February 15          510.98
                                                                    Date
                              August 15           478.00

      --------------------------------------------------------------------------

ASSUMED INTEREST RATE

     As discussed above, the annuity rates for Options 1 through 4, 8 and 9 are based upon an assumed interest rate of 3.5% or 5%, compounded annually, as you elect at the time the Annuity Option is selected. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccounts is equal to the assumed interest rate, annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the amount of the annuity payments will increase and if it is less than the assumed interest rate, the amount of the annuity payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial variable annuity payment, but the amount of the annuity payments would increase more slowly in a rising market (or the amount of the annuity payments would decline more rapidly in a falling market). Conversely, a lower assumed interest rate, for example 3.5%, would mean a lower initial variable annuity payment and more rapidly rising annuity payment amounts in a rising market and more slowly declining payment amounts in a falling market.

THE FIXED INTEREST ACCOUNT
--------------------------------------------------------------------------------

     You may allocate all or a portion of your purchase payments and exchange Account Value to the Fixed Interest Account. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Interest Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract," page 16.


     Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST

     Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

     Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.


     Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.


     For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected, then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

     The death benefit under the Contract will be determined in the same fashion for a Contract that has Account Value in the Fixed Interest Account as for a Contract that has Account Value allocated to the Subaccounts. See "Death Benefit," page 23.

CONTRACT CHARGES

     Premium taxes will be the same for Contractowners who allocate purchase payments or exchange Account Value to the Fixed Interest Account as for those who allocate purchase payments to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Account Value is allocated to the Fixed Interest Account;
     however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

     Amounts may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitations. Exchanges from the Fixed Interest Account are allowed only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the exchange is effected, (2) pursuant to the Dollar Cost Averaging Option provided that such exchanges are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Rebalancing Option, provided that upon receipt of the Asset Rebalancing Request, Account Value is allocated among the Fixed Interest Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account set forth in (1) above. Accordingly, a Contractowner who desires to implement the Asset Rebalancing Option should do so at a time when Account Value may be exchanged from the Fixed Interest Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account. Once an Asset Rebalancing Option is implemented, the restrictions on exchanges will not apply to exchanges made pursuant to the Option. Up to six exchanges are allowed in any Contract Year and exchanges pursuant to the Dollar Cost Averaging and Asset Rebalancing Options are not included in the six exchanges allowed per Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option) or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

     If Account Value is being exchanged from the Fixed Interest Account pursuant to the Dollar Cost Averaging or Asset Rebalancing Option or withdrawn from the Fixed Interest Account pursuant to systematic withdrawals, any purchase payment allocated to, or Account Value exchanged to or from, the Fixed Interest Account will automatically terminate such Dollar Cost Averaging or Asset Rebalancing Option or systematic withdrawals, and any withdrawal from the Fixed Interest Account or the Subaccounts will automatically terminate the Asset Rebalancing Option. In the event of automatic termination of any of the foregoing options, the Company shall so notify the Contractowner, and the Contractowner may reestablish Dollar Cost Averaging, Asset Rebalancing, or systematic withdrawals by sending a written request to the Company, provided that the Owner's Account Value at that time meets any minimum amount required for the Dollar Cost Averaging or Asset Rebalancing Option.

     The Contractowner may also make full withdrawals to the same extent as a Contractowner who has allocated Account Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals, and (3) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months. See "Full and Partial Withdrawals," page 21 and "Systematic Withdrawals," page 22.

PAYMENTS FROM THE FIXED INTEREST ACCOUNT


     As required by most states, the Company reserves the right to delay for up to six months after a written request in proper form is received at the T. Rowe Price Variable Annuity Service Center, full and partial withdrawals and exchanges from the Fixed Interest Account. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.


MORE ABOUT THE CONTRACT
--------------------------------------------------------------------------------

OWNERSHIP

     The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters," page 36.

     JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

DESIGNATION AND CHANGE OF BENEFICIARY

     The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received by the Company at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A
     Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

PARTICIPATING

     The Contract is participating and will share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

     The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will effect an exchange between Subaccounts or from a Subaccount to the Fixed Interest Account within seven days from the Valuation Date a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the calculation or payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, or (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account.

PROOF OF AGE AND SURVIVAL

     The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

     If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by the Company under the Contract shall be such as the Account Value would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

     The  Contract   described  in  this  Prospectus  is  designed  for  use  by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").

     The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan for which the Contract is purchased, the tax and employment status of the individuals involved, and a number of other factors. The discussion of the federal income tax considerations relating to a contract contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract, or any other transaction involving a Contract (including an exchange). THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

     GENERAL

     The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR THE COMPANY'S TAXES

     A charge may be made against the Separate Account for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts, or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

     DIVERSIFICATION STANDARDS

     Each of the Portfolios will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as deemed appropriate by the Company, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

     INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

     Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Person," page 40 and "Diversification Standards," page 37. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

     * SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.

     * SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

     * PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7);
        (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

        If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

     ADDITIONAL CONSIDERATIONS

     * DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules:
        (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

        Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

     * GIFT OF ANNUITY CONTRACTS Generally, gifts of Non-Qualified Plan Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

     * CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the purchase payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

     * MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

        In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

     * POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal-year 1999 Budget proposal includes a provision that, if adopted, would impose new taxes on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

     * TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a qualified tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

     The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

     The amount that may be contributed to a Qualified Plan is subject to limitations under the Code. In addition, early distributions from Qualified Plans may be subject to penalty taxes. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These rules and requirements may not be incorporated into our Contract administration procedures. Therefore, Contractowners, Annuitants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law.

     THE FOLLOWING IS A BRIEF DESCRIPTION OF QUALIFIED PLANS AND THE USE OF THE CONTRACT THEREWITH:

     *  SECTION 408 AND SECTION 408A

        INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs" which became available in 1998. Roth IRAs are described below.

        IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

        Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.

        An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

        If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, the five-year rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2.

        If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

        Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bear to the expected return under the IRA.

        The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

        ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. The Contract may be purchased as a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. Sale of the contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's life time. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the Contractowner.

        The Internal Revenue Service has not reviewed the Contract for qualification as a Roth IRA and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.

     *  TAX PENALTIES

        PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; or (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases. Starting January 1, 1998, there are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified higher education expenses" and certain "qualified first-time homebuyer distributions."

        MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the Owner is subject to a 50% tax on the amount that was not properly distributed.

        EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15% which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed, effective January 1, 1997.

     *  WITHHOLDING

        Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

        Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

        The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING OF FUND SHARES


     The Company is the legal owner of the shares of the Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Portfolio of the Funds held in the Subaccounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.


     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which voting instructions may be given to the Company is determined by dividing a Contractowner's Account Value in a Subaccount on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Contractowner's Account Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS

     The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount with the consent of Investment Services.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

     The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS


     A statement will be sent annually to each Contractowner setting forth a summary of the transactions that occurred during the year, and indicating the Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon purchase payments, exchanges, and full and partial withdrawals. Certain transactions will be confirmed quarterly. These transactions include exchanges under the Dollar Cost Averaging and Asset Rebalancing Options, purchase payments made under an Automatic Investment Program, systematic withdrawals, and annuity payments.


     Each Contractowner will also receive an annual and semiannual report containing financial statements for the Portfolios, which will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE EXCHANGE PRIVILEGES


     You may request an exchange of Account Value by telephone if an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided that it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request exchanges by telephone and would have to submit written requests.


     By authorizing telephone exchanges, a Contractowner authorizes the Company to accept and act upon telephonic instructions for exchanges involving the Contractowner's Contract, and agrees that neither the Company, nor any of its affiliates, nor the Funds, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by the Company to be genuine, provided that the Company has complied with its procedures. As a result of this policy on telephone requests, the Contractowner will bear the risk of loss arising from the telephone exchange privileges. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

DISTRIBUTION OF THE CONTRACT

     T. Rowe Price Investment Services, Inc. ("Investment Services"), is the distributor of the Contracts. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and
     Price-Fleming. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly owned subsidiary of T. Rowe Price and is an affiliate of the Funds.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law have been passed upon by Amy J. Lee, Esq., the Company's Associate General Counsel.

     Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the Prime Reserve Subaccount will be based on investment income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield but reflects the compounding effect of earnings.

     For the other Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods. Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts and the usage of other performance related information, see the Statement of Additional Information.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT

     A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is made to such Registration Statement and exhibits for further information relating to the Company and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the SEC's office, located at 450 Fifth Street, N.W., Washington, D.C.

FINANCIAL STATEMENTS


     The consolidated financial statements of the Company at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the financial statements of the Separate Account as of December 31, 1998, and for the years ended December 31, 1998 and 1997, are included in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to the Company and the Separate Account. The Table of Contents of the Statement of Additional Information is set forth below.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    General Information and History                                   1
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    Distribution of the Contract                                      1
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    Limits on Premiums Paid Under Tax-Qualified Retirement Plans      1
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    Experts                                                           2
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    Performance Information                                           2
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    Financial Statements                                              4
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
IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

     This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities. Internal Revenue Service regulations require that this be given to each person desiring to establish an Individual Retirement Annuity. Further information can be obtained from any district office of the Internal Revenue Service.

RIGHT TO REVOKE

     You may revoke your Individual Retirement Annuity within seven days of the date your first purchase payment is received by Security Benefit Life Insurance Company. To revoke your Individual Retirement Annuity and receive a refund of the entire amount you paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application to: T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, KS 66675-0440, 1-800-888-2461.

     If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees, or market value fluctuation.

WHAT ARE THE STATUTORY REQUIREMENTS?

     An  Individual   Retirement   Annuity  contract  must  meet  the  following
     requirements:

     1. The amount in your Individual Retirement Annuity must be fully vested at all times.

     2.  The contract must provide that you cannot transfer it to someone else.

     3.  The contract must have flexible premiums.

     4. You must start receiving distributions by April 1 of the year following the year in which you reach age 70 1/2 (see "Required Minimum Distributions").

     5. The contract must provide that you cannot contribute more than $2,000 for any year. (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers.")

     6. The contract must provide that any refund of premium will be applied before the close of the calendar year following the year of refund toward the payment of future premiums or the purchase of additional benefits.

     The  Individual   Retirement   Annuity  contract  contains  the  provisions
     described above. The contract has not, however, been approved as to form by the Internal Revenue Service.

ROLLOVERS AND DIRECT TRANSFERS

     1. A rollover is a tax-free transfer of cash or other assets from one retirement program to another. There are two kinds of rollover payments. In one, you transfer amounts from one Individual Retirement Annuity or Individual Retirement Account (collectively referred to herein as an "IRA") to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. While you may make rollover contributions to the Individual Retirement Annuity, you cannot deduct them on your tax return.

     2. You must complete a tax-free rollover by the 60th day after the date you receive the distribution from your IRA or other qualified employee benefit plan.

     3. A rollover distribution from an IRA may be made to you only once a year. The one-year period begins on the date you receive the IRA distribution, not on the date you roll it over (reinvest it) into another IRA.

     4. A direct transfer of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

     5. All or part of the premium for the contract may be paid from an IRA rollover, qualified pension or profit-sharing plan or tax-sheltered annuity rollover, or from a direct transfer from another IRA. The proceeds from this contract may be used as a rollover contribution to another IRA.

ALLOWANCE OF DEDUCTION

     1. In general, the amount you can contribute each year to the Annuity contract is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses, and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

     2. Generally, if you are not covered by a qualified retirement plan, the amount you can deduct in a year for contributions to your IRA is the lesser of $2,000 or your taxable compensation for the year. However, if you are not covered by a qualified retirement plan, but your spouse is, the amount you may deduct for IRA contributions will be phased out if your joint adjusted gross income ("AGI") is between $150,000 and $160,000.

     3. If you are covered by a qualified retirement plan, the amount of IRA contributions you may deduct in a year may be reduced or eliminated based on your AGI for the year. The AGI level at which a single taxpayer's deduction for 1998 is affected, $30,000, will increase annually to $50,000 in 2005. The AGI level at which a married taxpayer's deduction for 1998 is affected, $50,000, will increase annually to $80,000 in 2007.

     4. Contributions to your IRA can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

     5. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

     6. If both you and your spouse have compensation, you can each set up your own IRA. The contribution for each of you is figured separately and depends on how much each earns. Both of you cannot participate in the same IRA account or contract.

     7. If you and your spouse file a joint federal income tax return, each of you may contribute up to $2,000 to your own IRA annually if your joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower-compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

SEP-IRAS

     If you are participating in a Simplified Employee Pension Plan (SEP), the contributions made by your employer into your IRA after 1986 are excluded from your income. If the SEP contains a salary reduction arrangement, you may elect to reduce your salary by up to the lesser of 15% of compensation or $9,500 (indexed annually) and have that amount contributed to your SEP-IRA. The maximum SEP contributions, including salary reduction amounts and employer contributions to your account in any year is generally limited to the lesser of $30,000 (indexed) or 15% of your total compensation from such employer for that year. Employers that have established salary reduction SEPs before 1997 may continue to maintain and contribute to them. However, no new salary reduction SEPs may be established after 1996. Instead, eligible employers may establish SIMPLE IRA programs for years after 1996, which permit salary reduction contributions. This IRA may not be used in connection with a SIMPLE plan.

     If an IRA is being used in connection with a SEP, contributions must bear a uniform relationship to the total compensation (not in excess of the first $160,000 indexed) of each employee participating under the SEP. If you are a participant in a SEP, you will be considered to be an active participant in an employee pension plan for purposes of your deductible contribution limits for your IRA (see "Allowance of Deduction" section). For further information concerning participation and contributions, please refer to IRS Form 5305-SEP (which must be completed and executed by your employer in order to establish a SEP).

TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS

     1. Earnings of your Individual Retirement Annuity contract are not taxed until they are distributed to you.

     2. In general, taxable distributions are included in your gross income in the year you receive them.

     3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

     4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

     Amounts held in IRAs are generally subject to the imposition of federal estate taxes. In addition, if you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

REQUIRED MINIMUM DISTRIBUTIONS

     You  must  start  receiving  minimum  distributions  from  your  Individual
     Retirement Annuity starting with the year you reach age 70 1/2 . Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (your "required beginning date").

     Figure your required minimum distribution for each year by dividing the value of your Individual Retirement Annuity on December 31 of the preceding year by the applicable life expectancy. The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. If a designated beneficiary is more than 10 years younger than you, that beneficiary is assumed to be exactly 10 years younger. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS
     Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

     Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your spouse, provided that, if installments are guaranteed, the maximum guaranty period may be less than the applicable life expectancy.

     If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distribution of these amounts from any one or more of your IRAs.

     If the actual distribution from your IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.

     If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

     If you die before your required beginning date, the general rule is that your entire balance must be distributed within five (5) years of your death. However, if the balance of your IRA account is payable to your designated beneficiary, your designated beneficiary may elect that the amount be paid in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy, beginning no later than December 31 of the year following the year in which you died. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your IRA as his or her own IRA.

WHAT  HAPPENS  IF  EXCESS  CONTRIBUTIONS  ARE MADE TO MY  INDIVIDUAL  RETIREMENT
ANNUITY?

     1. You must pay a 6% excise tax each year on excess contributions that remain in your Individual Retirement Annuity. Generally, an excess contribution is the amount contributed to your Individual Retirement Annuity that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

     2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Individual Retirement Annuity before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution.

ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

     There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

     1. To distributions that are rolled over tax free to another IRA, a qualified employee benefit plan, or a tax-sheltered annuity.

     2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life or life expectancy of you and your beneficiary.

     3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

     4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that the condition has lasted or can be expected to last continuously for 12 months or more or that the condition can be expected to lead to death.

     5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

     6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse, and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

     7. To a "qualified first-time homebuyer distribution," within the meaning of Code 72(t)(8), up to a $10,000 lifetime limit.

     8. To a distribution for post-secondary education costs for you, your spouse, or any child or grandchild of you or your spouse (i.e., "qualified higher education expenses").

IRA EXCISE TAX REPORTING

     Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

BORROWING

     If you borrow money under your Individual Retirement Annuity contract or use it as security for a loan, you must include in gross income the fair market value of the Individual Retirement Annuity contract as of the first day of your tax year, and the penalty tax on premature distributions may apply. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)

FINANCIAL INFORMATION

     Contributions to your Individual Retirement Annuity contract are not subject to sales charges. A mortality and expense risk charge of .55% on an annual basis is deducted as described in the attached variable annuity prospectus. (This charge is not deducted with respect to contract value allocated to the fixed interest account option.) See the accompanying prospectus for the underlying mutual funds for information about the charges associated with the funds. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the fees and expenses of the underlying funds. The growth in value of the Individual Retirement Annuity contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

ROTH INDIVIDUAL RETIREMENT ANNUITY DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

     This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Roth IRAs. Internal Revenue Service regulations require that this be given to each person desiring to establish a Roth IRA. Further information can be obtained from any district office of the Internal Revenue Service.

YOUR RIGHT TO REVOKE

     You may revoke your Roth IRA within seven days of the date your first purchase payment is received by Security Benefit Life Insurance Company. To revoke your Roth IRA and receive a refund of the entire amount you paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: T. Rowe
     Price Variable Annuity Service Center, P.O. Box 750440, Topeka, KS 66675-0440, 1-800-888-2461.

     If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.

WHAT ARE THE REQUIREMENTS?

     A Roth IRA contract must meet the following requirements:

     1.  The amount in your Roth IRA must be fully vested at all times.

     2.  The contract must provide that you cannot transfer it to someone else.

     3.  The contract must have flexible premiums.

     4. If you die before your entire interest in the contract has been distributed, your beneficiary may need to receive distributions within a specified time frame (see "Required Minimum Distributions" below).

     5. The contract must provide that you cannot contribute more than $2,000 for any year. This requirement does not apply to qualified rollover contributions. (See "Rollovers and Direct Transfers" below).

     6. The contract must provide that any refund of premium will be applied before the close of the calendar year following the year of refund toward the payment of future premiums or the purchase of additional benefits.

     The Roth IRA contract contains the provisions described above. The contract has not, however, been approved as to form by the Internal Revenue Service.

ROLLOVERS AND DIRECT TRANSFERS

     1. You may make a qualified rollover contribution to this contract from another Roth IRA or from a traditional IRA, and such a contribution will not count toward the annual limit on contributions to the contract. You may make a qualified rollover contribution from a traditional IRA only if your modified adjusted gross income for the year in which the rollover will occur is $100,000 or less. The amount distributed from your traditional IRA and rolled over will be subject to federal income taxes, except to the extent such amounts relate to nondeductible contributions. However, if the distribution occurs before 1999, the amount to be included in your taxable income will be evenly divided over a four-year period.

     2. You must complete a qualified rollover contribution by the 60th day after the date you receive the distribution from your IRA.

     3. A direct transfer of funds in a Roth IRA from one trustee or insurance company to another does not constitute a rollover.

     4. You may not make a rollover contribution from a qualified pension or profit-sharing plan or tax-sheltered annuity to this Roth IRA, nor may you make a direct transfer from another IRA to this Roth IRA. A distribution from this Roth IRA may be used as a rollover contribution to another Roth IRA. You may not transfer a Roth IRA to a traditional IRA.

     5. A rollover contribution from one IRA to another IRA, other than a qualified rollover contribution from a traditional IRA to a Roth IRA, may be made only once a year. The one-year period begins on the date you receive the distribution from the first IRA, not on the date you roll it over (reinvest it) into another IRA.

AMOUNT OF ANNUAL CONTRIBUTION

     1. In general, the amount you can contribute each year to the contract is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA (either a Roth IRA or a traditional IRA), the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

     2. No amount you contribute to the contract will be deductible for federal income tax purposes.

     3. Contributions to your Roth IRA can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year.

     4. If both you and your spouse have compensation you can each set up your own Roth IRA. The contribution for each of you is figured separately and depends on how much each earns. Both of you cannot participate in the same Roth IRA or contract.

     5. If you and your spouse file a joint federal income tax return, each of you may contribute up to $2,000 to your own Roth IRA annually if your joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her Roth IRA.

     6. Your maximum annual contribution amount shall be phased-out if you are single and have an adjusted gross income between $95,000 and $110,000, or if you are married and you and your spouse have a combined adjusted gross income between $150,000 and $160,000 in accordance with Section ss.408A(c)(3) of the Internal Revenue Code (the "Code").

TAX STATUS OF DISTRIBUTIONS

     1. Since your contributions to the contract will be made with after-tax dollars, when your contributions are distributed to you they will not be subject to federal income tax. Distributions from the contract will be considered as coming first from your contributions and then from the earnings on your contributions. You will owe no federal income tax when earnings on your contributions are distributed to you, provided they are distributed in a "qualified distribution."

     2. "Qualified distributions" from the contract will not be subject to federal income tax or the additional 10% early withdrawal tax. To be qualified, a distribution must:

         (a) occur after the five-year period beginning on the first day of the year you made your initial contribution to the contract, and

         (b)  must be:

              (1)  made on or after the date on which you attain age 59 1/2;

              (2) made to a beneficiary (or your estate) on or after your death;

              (3)  attributable to your being disabled; or

              (4) a distribution to pay for "qualified first-time homebuyer expenses" under Code ss.72(t)(8) up to $10,000.

     3. You will owe federal income tax, and perhaps an additional 10% early withdrawal tax, on the amount of earnings distributed to you in a "nonqualified distribution."

     4. Amounts held in Roth IRAs are generally subject to the imposition of federal estate taxes. If you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

     5.  Taxable  distributions  from a Roth IRA are not  eligible  for  special
         five-year   or   ten-year   averaging   that  may  apply  to  lump  sum
         distributions from qualified employer retirement plans.

REQUIRED MINIMUM DISTRIBUTIONS

     1. You are not required to receive required minimum distributions from your Roth IRA during your lifetime.

     2. If you die before the entire balance in your Roth IRA has been distributed, the general rule is that the entire balance must be distributed  within  five (5)  years  of your  death.  However,  if the balance in your Roth IRA account is payable to your designated beneficiary, you may elect or your designated beneficiary may elect that the amount be paid in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy, beginning no later than December 31 of the year following the year in which you died. If your spouse is the sole designated beneficiary of your Roth IRA on your date of death, these rules do not apply and the Roth IRA will be treated as your spouse's IRA, and no distributions from the Roth IRA to your spouse will be required during your spouse's lifetime.

     3. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

     4. If the actual distribution from your Roth IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is subject to a 50% excise tax.

WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY ROTH IRA?

     1. You must pay a 6% excise tax each year on excess contributions that remain in your Roth IRA. Generally, an excess contribution is the amount contributed to your Roth IRA that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

     2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution.

ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

     There is an additional tax on premature distributions which are part of a nonqualified distribution equal to 10% of the amount of the premature distribution that you must include in your gross income. (See the discussion above on the "Tax Status of Distributions.") Premature distributions are generally amounts you withdraw from your Roth IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

     1. To distributions that constitute qualified rollover contributions to another Roth IRA.

     2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

     3. To amounts distributed to a beneficiary, or your estate, on or after your death.

     4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that the condition has lasted or can be expected to last continuously for 12 months or more or the condition can be expected to lead to death.

     5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

     6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

     7. To a "qualified first-time homebuyer distribution," within the meaning of Code ss.72(t)(8), up to $10,000.

     8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

IRA EXCISE TAX REPORTING

     Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions and premature distributions. If you do not owe any excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

TRANSACTIONS WITH YOUR ROTH IRA

     If you engage in a so-called prohibited transaction with respect to your Roth IRA, the IRA will lose its exemption from tax. In this event, you will be taxed on the fair market value of the contract even if you do not actually receive a distribution. In addition, if you are less than 59 1/2, your taxes may be further increased by a penalty tax in an amount equal to 10% of the fair market value of the contract. These prohibited transactions include borrowing money from your Roth IRA, using your Roth IRA account as security for a loan or a number of other financial transactions with your Roth IRA. If you pledge your Roth IRA as security for a loan, then the amount or portion pledged is considered to be distributed to you and also must be included in your gross income. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)

FINANCIAL INFORMATION

     Contributions to your Roth IRA contract are not subject to sales charges. A mortality and expense risk charge of .55% on an annual basis is deducted as described in the attached variable annuity prospectus. (This charge is not deducted with respect to contract value allocated to the fixed interest account option.) See the accompanying prospectus for the underlying mutual funds for information about the charges associated with the funds. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the fees and expenses of the underlying funds. The growth in value of the Roth IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

     IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, Roth IRAs are new under the tax laws, and the IRS has not issued regulations or rulings on the operation and the tax treatment of Roth IRAs. Therefore, you should consult your tax advisor for the latest developments and for advice about how maintaining a Roth IRA will affect your personal tax or financial situation.

VARIABLE ANNUITY PROSPECTUS
================================================================================

T. ROWE PRICE NO-LOAD IMMEDIATE VARIABLE ANNUITY
  An Individual Single Premium
  Immediate Variable Annuity Contract
  May 1, 1999

--------------------------------------------------------------------------------
  ISSUED BY:                                      MAILING ADDRESS:
  Security Benefit                                T. Rowe Price Variable
  Life Insurance Company                          Annuity Service Center
  700 SW Harrison Street                          P.O. Box 750440
  Topeka, Kansas 66636-0001                       Topeka, Kansas 66675-0440
  1-800-888-2461                                  1-800-469-6587

INTRODUCTION
--------------------------------------------------------------------------------

    * THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    * THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

   This Prospectus describes the T. Rowe Price No-Load Immediate Variable Annuity--a single premium immediate variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under
   Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in receiving retirement income.

   The Contract provides several options for annuity payments beginning on the Annuity Payout Date. The Annuity Payout Date, which must be within 30 days of the Contract Date, and Annuity Option are selected at the time of purchase.

   The minimum initial Purchase Payment is $25,000. The Company does not accept additional Purchase Payments. You may allocate the Purchase Payment to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price New America Growth Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
   T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International Stock Portfolio

   The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc., including other mutual funds with investment objectives and policies similar to those of the Funds. Different performance will result due to differences in cash flows into and out of the Fund, different fees and expenses and differences in portfolio size and position.

   Your Annuity Payments, if supported by the Subaccounts, will vary based on the investment performance of the Subaccounts to which you allocate the Purchase Payment. No minimum amount of variable annuity payments is guaranteed, except that Annuity Payments under Option 9 are guaranteed never to fall below the Floor Payment. The Company guarantees the amount of fixed Annuity Payments.

   You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right," page 19). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 1999, which has been filed with the Securities and Exchange Commission (the "SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 44 of this Prospectus.

   Date: May 1, 1999

CONTENTS
--------------------------------------------------------------------------------

    * YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

   Definitions..............................................................   5
   Summary..................................................................   7
   Expense Table............................................................  10
   Condensed Financial Information..........................................  13
   Information About the Company, the Separate Account, and the Funds.......  14
   The Contract.............................................................  17
   Charges and Deductions...................................................  20
   Annuity Payments.........................................................  22
   The Fixed Interest Account...............................................  30
   More About the Contract..................................................  32
   Federal Tax Matters......................................................  33
   Other Information........................................................  40
   Performance Information..................................................  42
   Additional Information...................................................  43

DEFINITIONS
--------------------------------------------------------------------------------

   * VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS FOLLOWS:

   ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7. Account Value is also determined under Option 9 during the Liquidity Period.

   ACCUMULATION UNIT A unit of measure used to calculate Account Value.

   ANNUITANT The Annuitant receives Annuity Payments during the Annuity Period and is the person or persons on whose life Annuity Payments depend under Annuity Options 1 through 4 and 9. If the Owner names Joint Annuitants in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

   ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

   ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments or a death benefit, if applicable, is paid.

   ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis, depending on the Annuity Option selected.

   ANNUITY PERIOD The period beginning on the Annuity Payout Date during which Annuity Payments are made.

   ANNUITY PAYOUT DATE The date within 30 days of the Contract Date upon which Annuity Payments are scheduled to begin.

   CONTRACT DATE The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial Purchase Payment is credited to the Contract.

   CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. Any Owner must also be an Annuitant.

   CONTRACT YEAR Each 12-month period measured from the Contract Date.

   DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Annuitant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above is alive, the Owner's Estate.

   FIXED INTEREST ACCOUNT An account that is part of the Company's General Account to which the Purchase Payment may be allocated to purchase a fixed annuity. Account Value allocated to the Fixed Interest Account under Options 5 through 7 will earn fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

   FLOOR PAYMENT Annuity Payments under Option 9 are guaranteed never to be less than the Floor Payment, which is equal to 80% of the amount of the initial Annuity Payment, adjusted for withdrawals.

   FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

   GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

   LIQUIDITY PERIOD Under Annuity Option 9, the Liquidity Period is the period of time during which the Owner may withdraw Account Value. The Liquidity Period is a period beginning on the Contract Date and ending on a date five years from the Annuity Payout Date.

   PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4, 8 and 9.

   PURCHASE PAYMENT The amount paid to the Company as consideration for the Contract.

   SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company. The Purchase Payment may be allocated to Subaccounts of the Separate Account to support an Annuity Payment.

   SUBACCOUNT A division of the Separate Account of the Company which invests in a separate Portfolio of one of the Funds. Currently, seven Subaccounts are available under the Contract depending upon the Annuity Option selected.

   T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

   VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are both open for trading. The T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD A period used in measuring the investment experience of each Subaccount. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

   WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Account Value less any premium taxes due and paid by the Company and for withdrawals under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate less any premium taxes due and paid by the Company.

SUMMARY
--------------------------------------------------------------------------------

   This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account," page 30 and in the Contract.

PURPOSE OF THE CONTRACT
   The single premium immediate variable annuity contract (the "Contract") described in this Prospectus provides several Options for Annuity Payments on a variable basis, a fixed basis, or both. You may select an Annuity Option that provides income for your lifetime or a specified period.

   You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under
   Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). An IRA may be purchased with contributions rolled over from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A," page 37.

THE SEPARATE ACCOUNT AND THE FUNDS
   You may allocate your Purchase Payment to the T. Rowe Price Variable Annuity Account (the "Separate Account") to provide a variable annuity. See "Separate Account," page 15. The Separate Account is currently divided into seven divisions referred to as Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. Each of the Funds' Portfolios has a different investment objective or objectives. Each Portfolio is listed under its respective Fund below.

   T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price New America Growth Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price Personal Strategy Balanced Portfolio

   T. ROWE PRICE FIXED INCOME SERIES, INC.
   T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Prime Reserve Portfolio

   T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International Stock Portfolio

   Your Annuity Payments, if supported by a Subaccount, will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount. Not all of the Subaccounts are available under each Annuity Option.

FIXED INTEREST ACCOUNT
   You may allocate your Purchase Payment to the Fixed Interest Account to provide a fixed annuity. The Fixed Interest Account is part of the Company's General Account. Amounts allocated to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account," page 30.

PURCHASE PAYMENT
   The minimum Purchase Payment is $25,000. The Company does not accept additional Purchase Payments under the Contract. A Purchase Payment exceeding $1,000,000 will not be accepted under a Contract without prior approval of the Company. See "Purchase Payments," page 18.

CONTRACT BENEFITS
   The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees payments under the fixed Annuity Options. See "Annuity Payments," page 22. The Contract provides for a death benefit upon the death of the Annuitant under certain of the Annuity Options. See "Annuity Options," page 25 for more information.

   You may exchange your interest in the Contract among the Subaccounts, subject to certain restrictions as described in "The Contract," page 17, "Exchanges," page 23 and "The Fixed Interest Account," page 30. You may make up to six exchanges in any Contract Year.

   You may withdraw your Account Value under Annuity Options 5 through 8 and during the Liquidity Period under Option 9. Withdrawals under Option 9 are subject to a withdrawal charge as discussed below. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account," page 30. See "Full and Partial Withdrawals," page 23, and "Federal Tax Matters," page 33 for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals made prior to the Owner attaining age 59 1/2.

FREE-LOOK RIGHT
   You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you the amount of the Purchase Payment allocated to the Fixed Interest Account plus the Account Value in the Subaccounts. The Company will refund the amount of the Purchase Payment allocated to the Subaccounts rather than the Account Value in those states and circumstances in which it is required to do so. See "Free-Look Right," page 19.

CHARGES AND DEDUCTIONS
   The Company does not deduct a sales load from the Purchase Payment. The Company will deduct certain charges in connection with the Contract as described below.

    * MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.55% (1.40% under Annuity Option 9) of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge," page 20.

    * PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will be deducted from your Purchase Payment if the Company incurs a premium tax. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge," page 21.

    * WITHDRAWAL CHARGE If you withdraw Account Value during the Liquidity Period under Option 9, the withdrawal is subject to a withdrawal charge. The charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is applied to the amount of the withdrawal. Withdrawals after the fifth year from the Annuity Payout Date are not permitted under Option 9. See "Contract Withdrawal Charge," page 21.

    * OTHER EXPENSES The Company pays the operating expenses of the Separate Account. Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of Fund shares. For a description of these charges and expenses, see the prospectus for the Funds.

ANNUITY OPTIONS
   The annuity options available under the Contract are described briefly below. The Company may make other annuity options available upon request. See the discussion under "Annuity Options," page 25 for more information.

    * OPTION 1 - LIFE INCOME Periodic annuity payments will be made during your lifetime.

    * OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic annuity payments will be made during the longer of your lifetime or a period of 5, 10, 15, or 20 years, as you elect at the time of purchase.

    * OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic annuity payments will be made during your lifetime. If at your death, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to your Designated Beneficiary until that number of annuity payments has been made.

    * OPTION 4 - JOINT AND LAST SURVIVOR Periodic annuity payments will be made during your lifetime and that of your joint Annuitant. Annuity payments will be made as long as either of you is living. Upon the death of one Annuitant, annuity payments will continue to the surviving annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as you elect at the time of purchase.

    * OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as you elect at the time of purchase.

    * OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic annuity payments will be made of such amount as you elect at the time of purchase until Account Value is exhausted. This option is available only for Non-Qualified Contracts.

    * OPTION 7 - AGE RECALCULATION Periodic annuity payments will be made based upon your life expectancy, or the joint life expectancy of you and a beneficiary, at your attained age (and your beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables , and will continue until Account Value is exhausted. Upon your death, any Account Value will be paid to the Designated Beneficiary.

    * OPTION 8 - PERIOD CERTAIN Periodic annuity payments will be made for a fixed period of 5, 10, 15 or 20 years as you elect at the time of purchase. This option differs from Option 5 in that annuity payments are calculated on the basis of Payment Units.

    * OPTION 9 - LIFE INCOME WITH LIQUIDITY Monthly annuity payments will be made during your lifetime, or you may elect annuity payments during your lifetime and that of your Joint Annuitant. In both cases, annuity payments will be made for at least a period of 15 years (or less where the Contract is issued in connection with a Qualified Plan and the period certain would exceed your life expectancy or the joint life expectancy of you and your Joint Annuitant). Annuity payments under this option are guaranteed never to be less than the Floor Payment which is equal to 80% of the initial annuity payment. The Floor Payment is adjusted, however, in the event of a withdrawal as discussed under "Exchanges and Withdrawals" on page 31. The amount of the annuity payment under this option will remain level for 12 month intervals and will reset on each anniversary of the Annuity Payout Date.

      * LIQUIDITY PERIOD The Liquidity Period under Option 9 is the period that begins on the Contract Date and ends on a date five years from the Annuity Payout Date. You may withdraw Account Value only during the Liquidity Period under Option 9. Withdrawals of Account Value are subject to a withdrawal charge and will reduce the dollar amount of future annuity payments. See the discussion under "Contract Withdrawal Charge," page 21, and "Full and Partial Withdrawals," page 23.

CONTACTING THE COMPANY
   You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

EXPENSE TABLE
--------------------------------------------------------------------------------

   The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly if you allocate your Purchase Payment to the Subaccounts. The table reflects any contractual charges, expenses of the Separate Account, and charges and expenses of the Funds. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," page 21. The information contained in the table is not applicable to amounts allocated to the Fixed Interest Account.

   For a complete description of a Contract's costs and expenses, see "Charges and Deductions," page 20. For a more complete description of each Fund's costs and expenses, see the Funds' prospectus, which accompanies this Prospectus.

   TABLE 1
   =============================================================================
                                                                       All Other
                                                                         Annuity
   CONTRACTOWNER TRANSACTION EXPENSES                   Option 9         Options
     Withdrawal Charge Under Option 9
     (as a percentage of amount surrendered)              5%(1)             None

   CONTRACTUAL  EXPENSES
     Sales Load on Purchase Payments                      None              None
     Annual Maintenance Fee                               None              None

   ANNUAL SEPARATE ACCOUNT EXPENSES
     Annual Mortality and Expense Risk Charge
     (as a percentage of each  Subaccount's
     average  daily net  assets)                          1.40%             .55%
     Total  Annual  Separate  Account Expenses            1.40%             .55%

   ANNUAL PORTFOLIO EXPENSES(AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS)
                                                                         TOTAL
                                                  MANAGEMENT   OTHER   PORTFOLIO
                                                    FEE(2)    EXPENSES  EXPENSES
                                                  ----------  -------- ---------
   T. Rowe Price New America Growth Portfolio          .85%        0%       .85%
   T. Rowe Price International Stock Portfolio        1.05%        0%      1.05%
   T. Rowe Price Mid-Cap Growth Portfolio              .85%        0%       .85%
   T. Rowe Price Equity Income Portfolio               .85%        0%       .85%
   T. Rowe Price Personal Strategy Balanced Portfolio  .90%        0%       .90%
   T. Rowe Price Limited-Term Bond Portfolio           .70%        0%       .70%
   T. Rowe Price Prime Reserve Portfolio               .55%        0%       .55%
   =============================================================================
   1 The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is imposed only upon withdrawals under Option 9 which are permitted only during the Liquidity Period. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date.
   2  The management fee includes the ordinary expenses of operating the Funds.

   EXAMPLES
   The examples presented below show expenses that you would pay at the end of one, three, five, or ten years. The examples show expenses based upon an allocation of $1,000 to each of the Subaccounts and a hypothetical annual return of 5%.

   You should not consider the examples below a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

   EXAMPLE - You would pay the expenses shown below (unless Option 9 were selected):

   =============================================================================
                                          1 YEAR   3 YEARS    5 YEARS   10 YEARS
   New America Growth Subaccount            $14      $44        $77         $168
   International Stock Subaccount           $16      $50        $87         $190
   Mid-Cap Growth Subaccount                $14      $44        $77         $168
   Equity Income Subaccount                 $14      $44        $77         $168
   Personal Strategy Balanced Subaccount    $15      $46        $79         $174
   Limited-Term Bond Subaccount             $13      $40        $69         $151
   Prime Reserve Subaccount                 $11      $35        $61         $134
   =============================================================================

   EXAMPLE - You would pay the expenses shown below assuming (1) selection of Option 9, and (2) no withdrawals:

   =============================================================================
                                          1 YEAR   3 YEARS    5 YEARS   10 YEARS
   New America Growth Subaccount            $23      $70        $120        $258
   International Stock Subaccount           $25      $76        $131        $279
   Mid-Cap Growth Subaccount                $23      $70        $120        $258
   Equity Income Subaccount                 $23      $70        $120        $258
   Personal Strategy Balanced Subaccount    $23      $72        $123        $264
   Limited-Term Bond Subaccount             $21      $66        $113        $243
   Prime Reserve Subaccount                 $20      $61        $105        $227
   =============================================================================

   EXAMPLE - You would pay the expenses shown below assuming (1) selection of Option 9, and (2) a full withdrawal at the end of each time period:

   =============================================================================
                                          1 YEAR   3 YEARS    5 YEARS   10 YEARS
   New America Growth Subaccount            $74      $103       $132        $258
   International Stock Subaccount           $76      $108       $142        $279
   Mid-Cap Growth Subaccount                $74      $103       $132        $258
   Equity Income Subaccount                 $74      $103       $132        $258
   Personal Strategy Balanced Subaccount    $75      $104       $134        $264
   Limited-Term Bond Subaccount             $73      $98        $124        $243
   Prime Reserve Subaccount                 $71      $94        $117        $227
   =============================================================================

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

   The following condensed financial information presents accumulation unit values for the years ended December 31, 1998, 1997 and 1996, and the period April 1, 1995 (date of inception), through December 31, 1995, as well as ending accumulation units outstanding under each Subaccount.

   =============================================================================
                                           1995       1996       1997       1998
   NEW AMERICA GROWTH SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $13.40     $16.00    $19.28
       End of period                      $13.40     $16.00     $19.28
     Accumulation units:
       Outstanding at the end of period  333,934  1,596,903  2,030,514

   INTERNATIONAL STOCK SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $11.19     $12.77    $13.09
       End of period                      $11.19     $12.77     $13.09
     Accumulation units:
       Outstanding at the end of period  218,427  1,124,821  1,562,428

   EQUITY INCOME SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $12.37     $14.70    $18.84
       End of period                      $12.37     $14.70     $18.84
     Accumulation units:
       Outstanding at the end of period  365,712  1,902,935  3,450,047

   PERSONAL STRATEGY BALANCED SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $11.90     $13.51    $15.86
       End of period                      $11.90     $13.51     $15.86
     Accumulation units:
       Outstanding at the end of period  148,349    599,843    983,602

   LIMITED TERM-BOND SUBACCOUNT
     Accumulation unit value:
       Beginning of period                $10.00     $10.64     $10.93    $11.60
       End of period                      $10.64     $10.93     $11.60
     Accumulation units:
       Outstanding at the end of period   86,891    445,079    626,694

   MID-CAP GROWTH SUBACCOUNT*
     Accumulation unit value:
       Beginning of period                                      $10.00    $11.82
       End of period                                            $11.82
     Accumulation units:
       Outstanding at the end of period                      1,100,979

   PRIME RESERVE SUBACCOUNT*
     Accumulation unit value:
       Beginning of period                                      $10.00    $10.48
       End of period                                            $10.48
     Accumulation units:
       Outstanding at the end of period                        769,829
   =============================================================================
   *The Mid-Cap  Growth and Prime Reserve  Subaccounts  commenced  operations on
    January 2, 1997.

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS
--------------------------------------------------------------------------------

SECURITY BENEFIT LIFE INSURANCE COMPANY
   The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950. On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

   The Company offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1998, The Company had total assets of approximately $7.4 billion. Together with its subsidiaries, The Company has total funds under management of approximately $8.8 billion.

YEAR 2000 COMPLIANCE
   Like other insurance companies, as well as other financial and business organizations around the world, the Company could be adversely affected if the computer systems used by the Company in performing its administrative functions do not properly process and calculate date-related information and data before, during, and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by the Company with respect to the Contract, and (ii) the management services provided to the Funds by T. Rowe Price, as well as transfer agency, accounting, custody, distribution, and other services provided to the Funds. For more information on T. Rowe Price Year 2000 compliance efforts, see the Funds' prospectus, which accompanies this Prospectus.

   The Company has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. We consider a system Year 2000 Compliant when it is able to correctly process, provide, and/or receive data before, during and after the Year 2000. The Company's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers, and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Company has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing commenced in early 1998 and will extend into the first six months of 1999.

   Although the Company has taken steps to ensure that its systems will function properly before, during, and after the Year 2000, external vendors provide its key operating systems and information sources, which creates uncertainty to the extent the Company is relying on the assurance of such vendors as to whether its systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Company at this time but could have a material adverse impact on the operations of the Separate Account and administration of the Contract.

   The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Company is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

PUBLISHED RATINGS
   The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT
   T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

   The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. K.S.A. 40-436 provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide. The Contract contains such a provision. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

   The Separate Account is currently divided into seven Subaccounts. The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios of the Funds or in other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. For more information about the underwriter, see "Distribution of the Contract," page 42.

   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

THE FUNDS
   The T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the T. Rowe Price International Series, Inc. are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Together, the Funds currently have seven separate Portfolios, each of which pursues different investment objectives and policies.

   In addition to the Separate Account, shares of the Funds are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including insurance companies affiliated with the Company. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Funds. Currently neither the Company nor the Funds foresee any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Funds intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if the Company believes that any Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see the Funds' prospectus.

   A summary of the investment objective of each Portfolio of the Funds is set forth below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Funds, including information on the risks associated with the investments and investment techniques of each Portfolio.

   THE FUNDS' PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

   T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO
     The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of U.S. growth companies that operate in service industries.

   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
     The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

   T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
     The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in common stocks of medium-sized growth companies.

   T. ROWE PRICE EQUITY INCOME PORTFOLIO
     The investment objective of the Equity Income Portfolio is to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

   T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO
     The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

   T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO
     The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term investment grade debt securities.

   T. ROWE PRICE PRIME RESERVE PORTFOLIO (NOT AVAILABLE UNDER OPTION 9)
     The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

THE INVESTMENT ADVISERS
   T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. Rowe Price-Fleming International, Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. As Investment Adviser to the Portfolios, T. Rowe Price and Price-Fleming are responsible for selection and management of portfolio investments. T. Rowe Price and Price-Fleming are registered with the SEC as investment advisers.

   T. Rowe Price and Price-Fleming are not affiliated with the Company, and the Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT
--------------------------------------------------------------------------------

GENERAL
   The Company issues the Contract offered by this Prospectus. It is a single premium immediate variable annuity. To the extent that all or a portion of the Purchase Payment is allocated to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Contractowner who assumes the risk of investment gain or loss rather than the Company. The Contract provides several Annuity Options under which the Company will pay periodic Annuity Payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount of variable Annuity Payments will depend on the investment performance of the Subaccounts to which the Purchase Payment has been allocated. The Company guarantees the amount of fixed Annuity Payments.

   The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code ("Qualified Plan"). An IRA may be purchased with contributions from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A," page 37. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

APPLICATION FOR A CONTRACT
   If you wish to purchase a Contract, you may submit an application and the Purchase Payment to the Company, as well as any other form or information that the Company may require. The Purchase Payment may be made by check or, if you own shares of one or more Funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the
   T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

   Any Owner must also be an Annuitant. The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS
   The minimum Purchase Payment for the purchase of a Contract is $25,000. The Company will not accept additional Purchase Payments under the Contract. A Purchase Payment exceeding $1 million will not be accepted without prior approval of the Company.

   The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received at the T. Rowe Price Variable Annuity Service Center; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. If the Company does not receive a complete application, the Company will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

   An application will be considered properly completed if it (1) includes all information requested on the application, including election of an Annuity Option, and (2) is accompanied by proof of the date of birth of the Annuitant and any Joint Annuitant and the entire amount of the Purchase Payment.

ALLOCATION OF THE PURCHASE PAYMENT
   In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which the Purchase Payment will be allocated. The allocation must be a whole percentage. The Purchase Payment will be allocated according to your instructions contained in the application, except that no Purchase Payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. Available allocation alternatives generally include the seven Subaccounts and the Fixed Interest Account. The Prime Reserve Subaccount and the Fixed Interest Account are not available under Option 9.

ACCOUNT VALUE
   The Account Value is the sum of the amounts under the Contract held in each Subaccount and in the Fixed Interest Account. Account Value is determined as of any Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7 and during the Liquidity Period under Option 9. There is no Account Value under Options 1 through 4 and 8, or after the Liquidity Period, under Option 9.

   On each Valuation Date, the portion of the Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount for that date. See "Determination of Account Value," below. No minimum amount of Account Value is guaranteed. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE
   The Account Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which Account Value has been allocated, partial withdrawals, the charges assessed in connection with the Contract and Annuity Payments under Options 5 through 7 and during the Liquidity Period, under Option 9. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

   Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When a Contractowner allocates all or part of the Purchase Payment to a Subaccount, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the Accumulation Unit value for the particular Subaccount as of the end of the Valuation Period in which the Purchase Payment is credited. In addition, other transactions including full or partial withdrawals and any withdrawal charge, exchanges, Annuity Payments under Options 5 through 7 and during the Liquidity Period under Option 9, and assessment of premium taxes against the Contract, all affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the Accumulation Unit value of the affected Subaccount. The Accumulation Unit value of each Subaccount is determined as of each Valuation Date. The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

   The Accumulation Unit value of each Subaccount's units initially was $10. Determination of the unit value of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio of the Funds,
   (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge of the applicable Annuity Option under the Contract.

FREE-LOOK RIGHT
   You may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. The returned Contract will then be deemed void and the Company will refund to you any part of the Purchase Payment allocated to the Fixed Interest Account plus the Account Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by the Company. The Company will refund the amount of the Purchase Payment allocated to the Subaccounts rather than Account Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT
   If the Owner dies prior to the Annuity Payout Date, the Company will pay the death benefit proceeds upon receipt of due proof of death and instructions regarding payment. If the Owner dies and there is no Joint Annuitant, the death benefit proceeds will be payable to the Designated Beneficiary in an amount equal to the Account Value as of the date due proof of death and instructions regarding payment are received by the Company, less any premium taxes due or paid by the Company, any partial withdrawals and any Annuity Payments. If the Owner dies and there is a Joint Annuitant, the surviving Joint Annuitant may elect to receive the death benefit proceeds described above or elect a new Annuity Option. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Payout Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option selected by the Owner. See "Annuity Options," page 25. See "Federal Tax Matters," page 33 for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS
   For Contracts issued in connection with Non-Qualified Plans, if any Owner dies prior to the Annuity Payout Date, the entire death benefit must be paid within five years after the death of such Owner. If any Owner dies on or after the Annuity Payout Date, Annuity Payments shall continue to be paid at least as rapidly as under the method of payment being used as of the date of the Owner's death. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

   For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE
   The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge generally is equal to an annual rate of 0.55% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts. If Option 9 is selected, the mortality and expense risk charge is equal to an annual rate of 1.40% of each Subaccount's average daily net assets.

   The expense risk borne by the Company is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the profit realized from the mortality and expense risk charge. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that Annuity Payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. With respect to Option 9, the Company also assumes the risks associated with providing the Floor Payment. See "Option 9 - Life Income with Liquidity," page 26.

   The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, including compensation paid by the Company to T. Rowe Price Investment Services, Inc. or an affiliate thereof, at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE
   Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted from the Purchase Payment if premium tax is incurred. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

CONTRACT WITHDRAWAL CHARGE
   The Company deducts a withdrawal charge from full or partial withdrawals made during the Liquidity Period under Option 9. The charge is deducted from the Subaccounts in the same proportion as the withdrawal is allocated. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. Withdrawals after the fifth year from the Annuity Payout Date are not permitted under Option 9. The withdrawal charge, which is set forth below, is applied to the amount of the withdrawal.

       ===============================================================
       YEAR FROM ANNUITY PAYOUT DATE                 WITHDRAWAL CHARGE
                   First                                     5%
                  Second                                     4%
                   Third                                     3%
                  Fourth                                     2%
                   Fifth                                     1%
       ===============================================================

   The withdrawal charge compensates the Company for the costs associated with providing the Floor Payment under Option 9, including the costs of reinsurance purchased by the Company to hedge against the Company's potential losses from providing the Floor Payment.

OTHER CHARGES
   The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes," page 33.

GUARANTEE OF CERTAIN CHARGES
   The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of .55% of each Subaccount's average daily net assets (1.40% of each Subaccount's average daily net assets under Option 9).

FUND EXPENSES
   Each Subaccount purchases shares at the net asset value of the corresponding Portfolio of the Funds. Each Portfolio's net asset value reflects the investment management fee and any other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccount, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bears a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in the Funds' prospectus, are not specified or fixed under the terms of the Contract, and the Company bears no responsibility for such fees and expenses.

ANNUITY PAYMENTS
--------------------------------------------------------------------------------

GENERAL
   The Contractowner selects the Annuity Payout Date, which must be within 30 days of the Contract Date, at the time of purchase. If the Contractowner does not select an Annuity Payout Date, the Annuity Payout Date will be a date one month from the Contract Date. For example, if the Contract Date is February 28 and no Annuity Payout Date is selected, the Annuity Payout Date will be March 28.

   On the Annuity Payout Date, the Purchase Payment, less any applicable premium taxes, will be applied to provide an annuity under one of the Options described on page 25. The Purchase Payment is further reduced by an amount equal to 1.8% of the Purchase Payment if you elect a fixed annuity under one of Options 1 through 4 or 8. Each Option, except Option 9 which is available only as a variable annuity, is available either as a variable annuity supported by the Subaccounts or as a fixed annuity supported by the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each Annuity Option are set forth in the table below.

   =============================================================================
                                                                   COMBINATION
                                           VARIABLE     FIXED      VARIABLE AND
   ANNUITY OPTION                          ANNUITY      ANNUITY    FIXED ANNUITY

   Option 1 - Life Income                     X            X
   Option 2 - Life Income with
              Period Certain                  X            X
   Option 3 - Life Income with
              Installment Refund              X            X
   Option 4 - Joint and Last Survivor         X            X
   Option 5 - Payments for a Specified
              Period                          X            X           X
   Option 6 - Payments of a Specified
              Amount                          X            X           X
   Option 7 - Age Recalculation               X            X           X
   Option 8 - Period Certain                  X            X
   Option 9 - Life Income with Liquidity      X
   =============================================================================

   Variable Annuity Payments will fluctuate with the investment performance of the applicable Subaccounts while fixed Annuity Payments will not. Any portion of the net Purchase Payment under the Contract allocated to the Subaccounts will be applied to purchase a variable annuity and any portion under the Contract allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The net Purchase Payment will be equal to the Purchase Payment, reduced by any applicable premium taxes, and 1.8% of the Purchase Payment if a fixed annuity under one of Options 1 through 4 or 8 is selected.

   The Company will make Annuity Payments on a monthly, quarterly, semiannual, or annual basis, except that under Option 9, Annuity Payments can be made only on a monthly basis. No Annuity Payments will be made for less than $100 except that there is no minimum payment amount with respect to Annuity Payments under Option 9. You may direct Investment Services to apply the proceeds of an Annuity Payment to shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

   An Owner may not change the Annuity Payout Date, Annuity Option or Annuitant at any time after the Contract has been issued.

EXCHANGES
   The Owner may exchange Account Value or Payment Units (depending upon the Annuity Option selected) among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. Exchanges may be made by telephone if telephone exchanges were elected in the application, or an Authorization for Telephone Requests form has been properly completed, signed and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount. Exchanges of Account Value or Payment Units will immediately affect the amount of future Annuity Payments, which will be based upon the performance of the Subaccounts to which the exchange is made. Because Option 9 provides for level monthly payments that reset only annually, an exchange under Option 9 will not affect the amount of the Annuity Payment until the next annual reset date.

   The Owner may exchange Payment Units among Subaccounts under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account," page 30. Under Option 9, the Owner may exchange only among the Subaccounts (excluding the Prime Reserve Subaccount). Under Option 9, Account Value may be exchanged during the Liquidity Period and Payment Units may be exchanged after the Liquidity Period. An exchange of Account Value during the Liquidity Period under Option 9 will automatically effect a corresponding exchange of Payment Units.

   The Company reserves the right at a future date, to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount of Account Value that may be subject to exchanges and the amount remaining in an account after an exchange, to impose conditions on the right to exchange and to discontinue telephone exchanges provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services.

FULL AND PARTIAL WITHDRAWALS
   Once the Contract has been issued, an Annuitant or Owner cannot change the Annuity Option and generally cannot surrender his or her annuity and receive a lump-sum settlement in return. Full and partial withdrawals of Account Value are available, however, under Options 5 through 7, subject to the restrictions on withdrawals from the Fixed Interest Account, and under Option 9 during the Liquidity Period. Withdrawals during the Liquidity Period under Option 9 are subject to a withdrawal charge as discussed under "Contract Withdrawal Charge," page 21. An Owner may elect to withdraw the present value of Annuity Payments, commuted at the assumed interest rate, if a variable annuity under Option 8 is selected. Partial withdrawals will reduce the amount of future Annuity Payments. Under Option 9, upon a partial withdrawal of Account Value, the amount of the Annuity Payment, Floor Payment and number of Payment Units used to calculate the Annuity Payment will be reduced. The amount of the Annuity Payment and the number of Payment Units for each Subaccount is reduced in the same proportion as the withdrawal reduces Account Value allocated to that Subaccount as of the date of the withdrawal. The Floor Payment is reduced in the same proportion as the withdrawal reduces overall Account Value as of the date of the withdrawal. An example of a partial withdrawal under Option 9 is set forth below.

   =============================================================================
   SUBACCOUNTS FROM           ACCOUNT VALUE   WITHDRAWAL AMOUNT       PERCENTAGE
   WHICH ANNUITY              ON DATE OF      (INCLUDING WITHDRAWAL   REDUCTION
   PAYMENT IS MADE            WITHDRAWAL      CHARGES)

   Equity Income                $95,000                 $0                 0%
   International Stock          $25,000            $15,000                60%
   Total                       $120,000            $15,000              12.5%
   =============================================================================

   =============================================================================
                     PRIOR TO PARTIAL WITHDRAWAL   AFTER PARTIAL WITHDRAWAL
                     ---------------------------   -----------------------------
   SUBACCOUNTS FROM  AMOUNT OF                     AMOUNT OF
   WHICH ANNUITY     ANNUITY   PAYMENT   FLOOR     ANNUITY   PAYMENT  FLOOR
   PAYMENT IS MADE   PAYMENT   UNITS     PAYMENT   PAYMENT   UNITS    PAYMENT(1)
   ----------------  --------- -------   -------   --------- -------  ----------
   Equity Income(2)  $300      29.7914   N/A       $300      29.7914  N/A
   International
     Stock(3)        $100       9.7847   N/A        $40       3.9139  N/A
   Total             $400                $304      $340               $266
   =============================================================================
   1 The Floor Payment is reduced by 12.5%, the percentage by which the partial Withdrawal reduced Account Value.

   2 The Annuity Payment and Payment Units allocated to this Subaccount are not reduced in this example, because no amount is withdrawn from Account Value allocated to the Equity Income Subaccount.

   3 The Annuity Payment and Payment Units allocated to this Subaccount are reduced by 60%, the percentage by which the partial Withdrawal reduced Account Value allocated to the International Stock Subaccount.

   A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. A Contractowner may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in their written withdrawal request.

   The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company and, under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate, less any premium taxes due and paid by the Company.

   A partial withdrawal may be requested for a specified percentage or dollar amount of Account Value. Each partial withdrawal must be for at least $500. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Account Value will be reduced by an amount equal to the withdrawal, any applicable premium tax and any applicable withdrawal charge. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $10,000, or with respect to Option 8, Annuity Payments after the withdrawal would be less than $100, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

   The amount of a partial withdrawal will be deducted from the Account Value in the Subaccounts and the Fixed Interest Account, according to the Contractowner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account," page 30. If a Contractowner does not specify the allocation, the Company will contact the Contractowner for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained.

   A full or partial withdrawal may result in receipt of taxable income to the Owner and, if made prior to the Owner's attaining age 59 1/2, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters," page 33.

ANNUITY OPTIONS
   The Contract provides for nine Annuity Options. Other Annuity Options may be available upon request at the discretion of the Company. The Annuity Options are set forth below.

   OPTION 1 - LIFE INCOME Periodic Annuity Payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one Annuity Payment if the Annuitant's death occurred prior to the due date of the second Annuity Payment, two if death occurred prior to the due date of the third Annuity Payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected, Annuity Payments will be continued during the remainder of such period to the Designated Beneficiary. UPON THE ANNUITANT'S DEATH AFTER THE PERIOD CERTAIN, NO FURTHER ANNUITY PAYMENTS WILL BE MADE.

   OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first Annuity Payment, Annuity Payments will be continued to the Designated Beneficiary until that number of Annuity Payments has been made.

   OPTION 4 - JOINT AND LAST SURVIVOR Periodic Annuity Payments will be made during the lifetime of the Annuitants. Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to variable Annuity Payments, the number of Payment Units used to determine the Annuity Payment is reduced as of the first Annuity Payment following the Annuitant's death. In the event of the death of one Annuitant, the surviving Joint Annuitant has the right to exercise all rights under the Contract, including the right to make exchanges. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic Annuity Payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each Annuity Payment is determined by dividing Account Value by the number of Annuity Payments remaining in the period. If, at the death of the Annuitant, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic Annuity Payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

   OPTION 7 - AGE RECALCULATION Periodic Annuity Payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables, and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

   OPTION 8 - PERIOD CERTAIN Periodic Annuity Payments will be made for a fixed period which may be 5, 10, 15 or 20 years. This option differs from Option 5 in that Annuity Payments are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining guaranteed Annuity Payments will be made to the Designated Beneficiary.

   OPTION 9 - LIFE INCOME WITH LIQUIDITY Monthly Annuity Payments will be made for the life of the Annuitant, or the Owner may elect Annuity Payments for the life of the Annuitant and a Joint Annuitant, and in both cases with a period certain of 15 years. The period certain may be for a period of less than 15 years in the case of a Contract issued in connection with a Qualified Plan, as the period certain in that case may not exceed the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants. Annuity Payments under this option are guaranteed never to be less than the Floor Payment which is equal to 80% of the initial Annuity Payment; provided that the Floor Payment is adjusted in the event of a withdrawal as discussed under "Full and Partial Withdrawals," page 23. The amount of the Annuity Payment will remain level for 12 month intervals and will reset on each anniversary of the Annuity Payout Date. Annuity Payments during the Liquidity Period are paid from Account Value and reduce the amount of Account Value available for withdrawal. If during the Liquidity Period Account Value allocated to a Subaccount is depleted, any shortfall will be deducted proportionately from those Subaccounts that have Account Value, and future annuity payments will be based upon the performance of those Subaccounts.

   If there are Joint Annuitants, Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. The number of Payment Units used to calculate Annuity Payments is reduced (1) as of the Annuity Payment due at the close of the period certain, or (2) if later, as of the first Annuity Payment following the death of the Annuitant.

   A death benefit is payable to the Designated Beneficiary upon the death of the Annuitant or, if there are Joint Annuitants, upon the death of the last Annuitant prior to the close of the period certain. The death benefit during the Liquidity Period is the Account Value as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center. The Designated Beneficiary may elect the death benefit in the event of death during the remainder of the period certain, as follows: (1) a lump sum equal to the present value, calculated using the assumed interest rate, of the remaining guaranteed Annuity Payments as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center; or (2) the remaining guaranteed Annuity Payments paid to the Designated Beneficiary on a monthly basis.

   If there are Joint Annuitants, upon the death of one Annuitant during the Liquidity Period, the amount of Annuity Payments to the surviving Annuitant may be increased as of the close of the Liquidity Period. Whether the amount of the Annuity Payment will be increased is determined by applying an amount equal to the present value of the future Annuity Payments based upon the joint lives of the Annuitants, calculated using the assumed interest rate, to a life income option with a period certain of ten years (or the amount of time remaining in the period certain as of the close of the Liquidity Period) to determine an Annuity Payment. If this Annuity Payment is greater than the current Annuity Payment, the current payment would be increased to that amount as of the close of the Liquidity Period. The Payment Units and Floor Payment would be increased proportionately as of that date.

SELECTION OF AN OPTION
   Contractowners should carefully review the Annuity Options with their financial or tax advisers, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting Annuity Payments and other matters. For instance, Qualified Plans generally require that Annuity Payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of Annuity Payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

ANNUITY PAYMENTS
   Annuity Payments under Options 1 through 4, 8 and 9 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 9 the annuity rates will vary based upon your age and sex, except that unisex rates are used where required by law. The annuity rates reflect your life expectancy as of the Annuity Payout Date and gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5% or 5%, compounded annually, as selected by you. See the discussion under "Assumed Interest Rate," below. See the table below for the basis of annuity rates. In the case of Options 5, 6 and 7, Annuity Payments are based upon Account Value without regard to annuity rates.

                             BASIS OF ANNUITY RATES

          =========================================================
             OPTIONS 1-4 AND 9                      OPTION 8
             -----------------                      --------
           Assumed Interest Rate              Assumed Interest Rate
          Mortality Table 1983(a)
          =========================================================

   The Company calculates Variable Annuity Payments under Options 1 through 4, 8 and 9 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and initially was $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio of the Funds; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

   The Company determines the number of Payment Units used to calculate each variable Annuity Payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 8 and 9, which are the guaranteed minimum dollar amount of monthly Annuity Payment for each $1,000 of Purchase Payment, less any applicable premium taxes, and less a charge equal to 1.8% of the Purchase Payment for a fixed annuity, applied to an Annuity Option. The net Purchase Payment is divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial Annuity Payment for a variable annuity and the guaranteed monthly Annuity Payment for a fixed annuity.

   On the Annuity Payout Date, the Company divides the initial variable Annuity Payment by the value of the Payment Unit as of that date for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent Annuity Payments. If variable Annuity Payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable Annuity Payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable Annuity Payment is allocated to the Subaccounts in the same proportion as the Purchase Payment is allocated. The number of Payment Units will remain constant for subsequent Annuity Payments, unless you exchange Payment Units among Subaccounts or make a withdrawal under Option 8 or during the Liquidity Period under Option 9.

   Subsequent variable Annuity Payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the Annuity Payment. If the Annuity Payment is allocated to more than one Subaccount, the Annuity Payment is equal to the sum of the payment amount determined for each Subaccount. Annuity Payments under Option 9 are reset only once each year on the 12-month anniversary of the Annuity Payout Date to reflect the investment performance of the Subaccount(s). An example is set forth below of an Annuity Payment calculation under Option 9 assuming purchase of a Contract by a 60-year old male with a Purchase Payment of $100,000 and no premium tax.

   =============================================================================
   Initial Purchase Payment     $100,000               $100,000
   Premium Tax                 -       0               --------
                                --------                         = 100
   Net Purchase Payment         $100,000                 $1,000

   Amount determined by reference to annuity table
     for a male, age 60 under Option 9.....................................$4.78

   First Variable Annuity Payment (100 x $4.78).............................$478

                ALLOCATION   FIRST VARIABLE   PAYMENT UNIT        NUMBER OF
                  OF NET        ANNUITY         VALUE ON        PAYMENT UNITS
                 PURCHASE       PAYMENT         ANNUITY       USED TO DETERMINE
   SUBACCOUNT    PAYMENT       ALLOCATION     PAYOUT DATE    SUBSEQUENT PAYMENTS
   ----------   ----------   --------------   ------------   -------------------
   Equity Income   50%          $239.00     /    $1.51     =      158.2781
   International
     Stock         50%           239.00     /     1.02     =      234.3137
                                 ------
                                $478.00

                 NUMBER OF PAYMENT UNITS  PAYMENT UNIT VALUE      AMOUNT OF
                    USED TO DETERMINE      ON ANNUAL RESET    SUBSEQUENT ANNUITY
   SUBACCOUNT      SUBSEQUENT PAYMENTS         DATE                PAYMENT
   ----------    -----------------------  ------------------  ------------------
   Equity Income        158.2781         x     $1.60        =       $253.24
   International
     Stock              234.3137         x      1.10        =        257.74
                                                                    -------
   Subsequent Variable Annuity Payment..............................$510.98

                                 DATE OF               AMOUNT OF
                              ANNUITY PAYMENT        ANNUITY PAYMENT
                              ---------------        ---------------
   Annuity Payout Date          February 15             $478.00
                                March 15                 478.00
                                April 15                 478.00
                                May 15                   478.00
                                June 15                  478.00
                                July 15                  478.00
                                August 15                478.00
                                September 15            $478.00
                                October 15               478.00
                                November 15              478.00
                                December 15              478.00
                                January 15               478.00
   Annual Reset Date            February 15              510.98
   =============================================================================

ASSUMED INTEREST RATE
   As discussed above, the annuity rates for Options 1 through 4, 8 and 9 are based upon an assumed interest rate of 3.5% or 5%, compounded annually, as you elect at the time the Annuity Option is selected. Variable Annuity Payments generally increase or decrease from one Annuity Payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccounts is equal to the assumed interest rate, Annuity Payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the amount of the Annuity Payments will increase and if it is less than the assumed interest rate, the amount of the Annuity Payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial Variable Annuity Payment, but the amount of the Annuity Payments would increase more slowly in a rising market (or the amount of the Annuity Payments would decline more rapidly in a falling market). Conversely, a lower assumed interest rate, for example 3.5%, would mean a lower initial variable Annuity Payment and more rapidly rising Annuity Payment amounts in a rising market and more slowly declining Annuity Payment amounts in a falling market.

THE FIXED INTEREST ACCOUNT
--------------------------------------------------------------------------------

   You may allocate your net Purchase Payment to the Fixed Interest Account to purchase a fixed annuity under Annuity Options 1 through 4 and 8. Under Annuity Options 5 through 7, all or a portion of the Purchase Payment may be allocated to the Fixed Interest Account and Account Value allocated to the Subaccounts under those Options may be exchanged to the Fixed Interest Account. A fixed annuity is not available under Option 9. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Interest Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract," page 17.

   Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST
   Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

   Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

   Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of a Contractowner's Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

   For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected, then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT
   The death benefit under the Contract will be determined in the same fashion for a Contract that is supported by the Fixed Interest Account as for a Contract that is supported by the Subaccounts. See "Annuity Options," page 25.

CONTRACT CHARGES
   Premium taxes will be the same for Contractowners who allocate the Purchase Payment to the Fixed Interest Account as for those who allocate the Purchase Payment to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Contract is supported by the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS
   Under Annuity Options 5 through 7 only, Account Value may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitation. Exchanges from the Fixed Interest Account are allowed only from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the exchange is effected. Up to six exchanges are allowed in any Contract Year and the minimum exchange amount is $500 or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

   The Contractowner may make a full or partial withdrawal of Account Value allocated to the Fixed Interest Account only under Annuity Options 5 through
   7. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the partial withdrawal is effected, and (2) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. See "Full and Partial Withdrawals," page 23.

PAYMENTS FROM THE FIXED INTEREST ACCOUNT
   As required by most states, the Company reserves the right to delay for up to six months after a written request in proper form is received by the Company at the T. Rowe Price Variable Annuity Service Center, full and partial withdrawals and exchanges from the Fixed Interest Account. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.

MORE ABOUT THE CONTRACT
--------------------------------------------------------------------------------

OWNERSHIP
   The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters," page 33.

   JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only if the Contract is issued pursuant to a Non-Qualified Plan and the Joint Owner is an Annuitant.

DESIGNATION AND CHANGE OF BENEFICIARY
   The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received by the Company at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date the Change of Beneficiary form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

PARTICIPATING
   The Contract is participating and will share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT
   The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will effect an exchange between Subaccounts or from a Subaccount to the Fixed Interest Account within seven days from the Valuation Date a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the calculation or payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, or (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account.

PROOF OF AGE AND SURVIVAL
   The Company may require proof of age or survival of any person on whose life Annuity Payments depend.

MISSTATEMENTS
   If the age or sex of an Annuitant has been misstated, the correct amount paid or payable by the Company under the Contract shall be such as the Purchase Payment under the Contract would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION
   The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").

   The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan for which the Contract is purchased, the tax and employment status of the individuals involved, and a number of other factors. The discussion of the federal income tax considerations relating to a contract contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of Annuity Payments under a Contract, or any other transaction involving a Contract (including an exchange). THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

   GENERAL
   The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

   CHARGE FOR THE COMPANY'S TAXES
   A charge may be made against the Separate Account for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts, or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

   DIVERSIFICATION STANDARDS
   Each of the Portfolios will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

   In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

   The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating the Purchase Payment and Account Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as deemed appropriate by the Company, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

   INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS
   Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons," page 36 and "Diversification Standards," on page 34. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

   * SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code Section 72 provides that amounts received upon a total or partial withdrawal from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.

   * SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates. For fixed Annuity Payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable Annuity Payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

   * PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

   ADDITIONAL CONSIDERATIONS

   * DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

     Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

   * GIFT OF ANNUITY CONTRACTS Generally, gifts of Non-Qualified Plan Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

   * CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   * MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

     In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

   * POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal-year 1999 Budget proposal includes a provision that, if adopted, would impose new taxes on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   * TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a qualified tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS
   The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

   The amount that may be contributed to a Qualified Plan is subject to limitations under the Code. In addition, early distributions from Qualified Plans may be subject to penalty taxes. Furthermore, most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These rules and requirements may not be incorporated into our Contract administration procedures. Therefore, Contractowners, Annuitants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law.

   THE FOLLOWING IS A BRIEF DESCRIPTION OF QUALIFIED PLANS AND THE USE OF THE CONTRACT THEREWITH:

   * SECTION 408 AND SECTION 408A

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs" which became available in 1998. Roth IRAs are described below.

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

     Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.

     An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

     If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, the five-year rule will be deemed satisfied if distributions begin before the close of the calendar year following the year of the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2.

     If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

     Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions to all IRAs bear to the expected return under the IRAs.

     The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

     ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. The Contract may be purchased as a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. Sale of the contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, upon the death of the Contractowner, the amount in a remaining Roth IRA must be distributed in the same manner as a traditional IRA as described above.

     The Internal Revenue Service has not reviewed the Contract for qualification as a Roth IRA and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.

   * TAX PENALTIES

     PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the Owner;
     (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; or (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases. Starting January 1, 1998, there are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified higher education expenses" and certain "qualified first-time homebuyer distributions."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from all of your IRAs is less than the minimum required distribution for the year, you are subject to a 50% tax on the amount that was not properly distributed from the IRAs.

     EXCESS  DISTRIBUTION/ACCUMULATION  TAX.  The  penalty  tax of 15% which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed, effective January 1, 1997.

   * WITHHOLDING

     Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION
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VOTING OF FUND SHARES
   The Company is the legal owner of the shares of the Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Portfolio of the Funds held in the Subaccounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

   The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular
   Portfolio as to which voting instructions may be given to the Company is determined by dividing the amount of the reserve maintained in a Subaccount to meet the Company's obligations under the Contract as of the relevant date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy.

   Voting rights attributable to the Contractowner's Account Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS
   The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount with the consent of Investment Services.

   In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS
   The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS
   A statement will be sent annually to you setting forth a summary of the transactions that occurred during the year, and indicating any Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon the initial Purchase Payment, exchanges and full and partial withdrawals. Annuity Payments will be confirmed quarterly.

   You will also receive an annual and semiannual report containing financial statements for the Portfolios, which will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE EXCHANGE PRIVILEGES
   You may request an exchange of Account Value or Payment Units by telephone if you elected telephone exchanges in the application, or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided that it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request exchanges by telephone and would have to submit written requests.

   By authorizing telephone exchanges, a Contractowner authorizes the Company to accept and act upon telephonic instructions for exchanges involving the Contractowner's Contract, and agrees that neither the Company, nor any of its affiliates, nor the Funds, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by the Company to be genuine, provided that the Company has complied with its procedures. As a result of this policy on telephone requests, the Contractowner will bear the risk of loss arising from the telephone exchange privileges. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

DISTRIBUTION OF THE CONTRACT
   T. Rowe Price Investment Services, Inc. ("Investment Services") is the distributor of the Contracts. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and
   Price-Fleming. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly owned subsidiary of T. Rowe Price and is an affiliate of the Funds.

LEGAL PROCEEDINGS
   There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS
   Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law have been passed upon by Amy J. Lee, Esq., the Company's Associate General Counsel.

   Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

   Performance   information  for  the  Subaccounts  of  the  Separate  Account,
   including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

   Current yield for the Prime Reserve Subaccount will be based on investment income received by a hypothetical investment over a given seven-day period
   (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield but reflects the compounding effect of earnings.

   For the other Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods. Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

   Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts and the usage of other performance related information, see the Statement of Additional Information.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT
   A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is made to such Registration Statement and exhibits for further information relating to the Company and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the SEC's office, located at 450 Fifth Street, N.W., Washington, D.C.

FINANCIAL STATEMENTS
   The consolidated financial statements of the Company at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account as of December 31, 1997, and for each of the two years in the period ended December 31, 1997, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION
   The Statement of Additional Information contains more specific information and financial statements relating to the Company and the Separate Account. The Table of Contents of the Statement of Additional Information is set forth below.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

   General Information and History..........................................   1
   Distribution of the Contract.............................................   1
   Limits on Premiums Paid Under Tax-Qualified Retirement Plans.............   1
   Experts..................................................................   2
   Performance Information..................................................   2
   Financial Statements.....................................................   4

IRA DISCLOSURE STATEMENT
================================================================================

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

   This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities. Internal Revenue Service regulations require that this be given to each person desiring to establish an Individual Retirement Annuity. Further information can be obtained from any district office of the Internal Revenue Service.

RIGHT TO REVOKE
   You may revoke your Individual Retirement Annuity within seven days of the date your first Purchase Payment is received by Security Benefit Life Insurance Company. To revoke your Individual Retirement Annuity and receive a refund of the entire amount you paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application to: T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, KS 66675-0440, 1-800-888-2461.

   If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees, or market value fluctuation.

WHAT ARE THE STATUTORY REQUIREMENTS?

   An   Individual   Retirement   Annuity   contract  must  meet  the  following
   requirements:

   1. The amount in your Individual Retirement Annuity must be fully vested at all times.

   2.  The contract must provide that you cannot transfer it to someone else.

   3.  The contract must have flexible premiums.

   4.  You must start receiving  distributions  by April 1 of the year following
       the  year  in  which  you  reach  age  70  1/2  (see  "Required   Minimum
       Distributions").

   5. The contract must provide that you cannot contribute more than $2,000 for any year. (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers.")

   6. The contract must provide that any refund of premium will be applied before the close of the calendar year following the year of refund toward the payment of future premiums or the purchase of additional benefits.

   The Individual Retirement Annuity contract contains the provisions described above. The contract has not, however, been approved as to form by the Internal Revenue Service.

ROLLOVERS AND DIRECT TRANSFERS
   1. A rollover is a tax-free transfer of cash or other assets from one retirement program to another. There are two kinds of rollover payments. In one, you transfer amounts from one Individual Retirement Annuity or Individual Retirement Account (collectively referred to herein as an "IRA") to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. While you may make rollover contributions to the Individual Retirement Annuity, you cannot deduct them on your tax return.

   2. You must complete a tax-free rollover by the 60th day after the date you receive the distribution from your IRA or other qualified employee benefit plan.

   3. A rollover distribution from an IRA may be made to you only once a year. The one-year period begins on the date you receive the IRA distribution, not on the date you roll it over (reinvest it) into another IRA.

   4. A direct transfer of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

   5. All or part of the premium for the contract may be paid from an IRA rollover, qualified pension or profit-sharing plan or tax-sheltered annuity rollover, or from a direct transfer from another IRA. The proceeds from this contract may be used as a rollover contribution to another IRA.

ALLOWANCE OF DEDUCTION
   1. In general, the amount you can contribute each year to the Annuity contract is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses, and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

   2. Generally, if you are not covered by a qualified retirement plan, the amount you can deduct in a year for contributions to your IRA is the lesser of $2,000 or your taxable compensation for the year. However, if you are not covered by a qualified retirement plan, but your spouse is, the amount you may deduct for IRA contributions will be phased out if your joint adjusted gross income ("AGI") is between $150,000 and $160,000.

   3. If you are covered by a qualified retirement plan, the amount of IRA contributions you may deduct in a year may be reduced or eliminated based on your AGI for the year. The AGI level at which a single taxpayer's deduction for 1998 is affected, $30,000, will increase annually to $50,000 in 2005. The AGI level at which a married taxpayer's deduction for 1998 is affected, $50,000, will increase annually to $80,000 in 2007.

   4. Contributions to your IRA can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

   5. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

   6. If both you and your spouse have compensation, you can each set up your own IRA. The contribution for each of you is figured separately and depends on how much each earns. Both of you cannot participate in the same IRA account or contract.

   7. If you and your spouse file a joint federal income tax return, each of you may contribute up to $2,000 to your own IRA annually if your joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower-compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

SEP-IRAS
   If you are participating in a Simplified Employee Pension Plan (SEP), the contributions made by your employer into your IRA after 1986 are excluded from your income. If the SEP contains a salary reduction arrangement, you may elect to reduce your salary by up to the lesser of 15% of compensation or $9,500 (indexed annually) and have that amount contributed to your SEP-IRA. The maximum SEP contributions, including salary reduction amounts and employer contributions to your account in any year is generally limited to the lesser of $30,000 (indexed) or 15% of your total compensation from such employer for that year. Employers that have established salary reduction SEPs before 1997 may continue to maintain and contribute to them. However, no new salary reduction SEPs may be established after 1996. Instead, eligible employers may establish SIMPLE IRA programs for years after 1996, which permit salary reduction contributions. This IRA may not be used in connection with a SIMPLE plan.

   If an IRA is being used in connection with a SEP, contributions must bear a uniform relationship to the total compensation (not in excess of the first $160,000 indexed) of each employee participating under the SEP. If you are a participant in a SEP, you will be considered to be an active participant in an employee pension plan for purposes of your deductible contribution limits for your IRA (see "Allowance of Deduction" section). For further information concerning participation and contributions, please refer to IRS Form 5305-SEP (which must be completed and executed by your employer in order to establish a SEP).

TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS
   1. Earnings of your Individual Retirement Annuity contract are not taxed until they are distributed to you.

   2. In general, taxable distributions are included in your gross income in the year you receive them.

   3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

   4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

   Amounts held in IRAs are generally subject to the imposition of federal estate taxes. In addition, if you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

REQUIRED MINIMUM DISTRIBUTIONS
   You must start receiving minimum distributions from your Individual Retirement Annuity starting with the year you reach age 70 1/2 . Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (your "required beginning date").

   Figure your required minimum distribution for each year by dividing the value of your Individual Retirement Annuity on December 31 of the preceding year by the applicable life expectancy. The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. If a designated beneficiary is more than 10 years younger than you, that beneficiary is assumed to be exactly 10 years younger. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590
   "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

   Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your spouse, provided that, if installments are guaranteed, the maximum guaranty period may be less than the applicable life expectancy.

   If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distribution of these amounts from any one or more of your IRAs.

   If the actual distribution from your IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.

   If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

   If you die before your required beginning date, the general rule is that your entire balance must be distributed within five (5) years of your death. However, if the balance of your IRA account is payable to your designated beneficiary, your designated beneficiary may elect that the amount be paid in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy, beginning no later than December 31 of the year following the year in which you died. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your IRA as his or her own IRA.

WHAT  HAPPENS  IF  EXCESS  CONTRIBUTIONS  ARE MADE TO MY  INDIVIDUAL  RETIREMENT
ANNUITY?
   1. You must pay a 6% excise tax each year on excess contributions that remain in your Individual Retirement Annuity. Generally, an excess contribution is the amount contributed to your Individual Retirement Annuity that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

   2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Individual Retirement Annuity before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution.

ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?
   There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

   1. To distributions that are rolled over tax free to another IRA, a qualified employee benefit plan, or a tax-sheltered annuity.

   2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life or life expectancy of you and your beneficiary.

   3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

   4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that the condition has lasted or can be expected to last continuously for 12 months or more or that the condition can be expected to lead to death.

   5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

   6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse, and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

   7. To a "qualified first-time homebuyer distribution," within the meaning of Code 72(t)(8), up to a $10,000 lifetime limit.

   8. To a distribution for post-secondary education costs for you, your spouse, or any child or grandchild of you or your spouse (i.e., "qualified higher education expenses").

IRA EXCISE TAX REPORTING
   Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

BORROWING
   If you borrow money under your Individual Retirement Annuity contract or use it as security for a loan, you must include in gross income the fair market value of the Individual Retirement Annuity contract as of the first day of your tax year, and the penalty tax on premature distributions may apply. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)

FINANCIAL INFORMATION
   Contributions to your Individual Retirement Annuity contract are not subject to sales charges. A mortality and expense risk charge of .55% on an annual basis is deducted as described in the attached variable annuity prospectus. (This charge is not deducted with respect to contract value allocated to the fixed interest account option.) See the accompanying prospectus for the underlying mutual funds for information about the charges associated with the funds. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the fees and expenses of the underlying funds. The growth in value of the Individual Retirement Annuity contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

ROTH IRA DISCLOSURE STATEMENT
================================================================================

ROTH INDIVIDUAL RETIREMENT ANNUITY DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

   This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Roth IRAs. Internal Revenue Service regulations require that this be given to each person desiring to establish a Roth IRA. Further information can be obtained from any district office of the Internal Revenue Service.

YOUR RIGHT TO REVOKE
   You may revoke your Roth IRA within seven days of the date your first Purchase Payment is received by Security Benefit Life Insurance Company. To revoke your Roth IRA and receive a refund of the entire amount you paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application, to: T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, KS 66675-0440, 1-800-888-2461.

   If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees or market value fluctuation.

WHAT ARE THE REQUIREMENTS?
   A Roth IRA contract must meet the following requirements:

   1.  The amount in your Roth IRA must be fully vested at all times.

   2.  The contract must provide that you cannot transfer it to someone else.

   3.  The contract must have flexible premiums.

   4. If you die before your entire interest in the contract has been distributed, your beneficiary may need to receive distributions within a specified time frame (see "Required Minimum Distributions" below).

   5.  The contract must provide that you cannot contribute more than $2,000 for
       any  year.  This  requirement  does  not  apply  to  qualified   rollover
       contributions. (See "Rollovers and Direct Transfers" below).

   6. The contract must provide that any refund of premium will be applied before the close of the calendar year following the year of refund toward the payment of future premiums or the purchase of additional benefits.

   The Roth IRA contract contains the provisions described above. The contract has not, however, been approved as to form by the Internal Revenue Service.

ROLLOVERS AND DIRECT TRANSFERS
   1. You may make a qualified rollover contribution to this contract from another Roth IRA or from a traditional IRA, and such a contribution will not count toward the annual limit on contributions to the contract. You may make a qualified rollover contribution from a traditional IRA only if your modified adjusted gross income for the year in which the rollover will occur is $100,000 or less. The amount distributed from your traditional IRA and rolled over will be subject to federal income taxes, except to the extent such amounts relate to nondeductible contributions. However, if the distribution occurs before 1999, the amount to be included in your taxable income will be evenly divided over a four-year period.

   2. You must complete a qualified rollover contribution by the 60th day after the date you receive the distribution from your IRA.

   3. A direct transfer of funds in a Roth IRA from one trustee or insurance company to another does not constitute a rollover.

   4. You may not make a rollover contribution from a qualified pension or profit-sharing plan or tax-sheltered annuity to this Roth IRA, nor may you make a direct transfer from another IRA to this Roth IRA. A distribution from this Roth IRA may be used as a rollover contribution to another Roth IRA. You may not transfer a Roth IRA to a traditional IRA.

   5. A rollover contribution from one IRA to another IRA, other than a qualified rollover contribution from a traditional IRA to a Roth IRA, may be made only once a year. The one-year period begins on the date you receive the distribution from the first IRA, not on the date you roll it over (reinvest it) into another IRA.

AMOUNT OF ANNUAL CONTRIBUTION
   1. In general, the amount you can contribute each year to the contract is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA (either a Roth IRA or a traditional IRA), the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

   2. No amount you contribute to the contract will be deductible for federal income tax purposes.

   3. Contributions to your Roth IRA can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year.

   4. If both you and your spouse have compensation you can each set up your own Roth IRA. The contribution for each of you is figured separately and depends on how much each earns. Both of you cannot participate in the same Roth IRA or contract.

   5. If you and your spouse file a joint federal income tax return, each of you may contribute up to $2,000 to your own Roth IRA annually if your joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her Roth IRA.

   6. Your maximum annual contribution amount shall be phased-out if you are single and have an adjusted gross income between $95,000 and $110,000, or if you are married and you and your spouse have a combined adjusted gross income between $150,000 and $160,000 in accordance with Section ss.408A(c)(3) of the Internal Revenue Code (the "Code").

TAX STATUS OF DISTRIBUTIONS
   1. Since your contributions to the contract will be made with after-tax dollars, when your contributions are distributed to you they will not be subject to federal income tax. Distributions from the contract will be considered as coming first from your contributions and then from the earnings on your contributions. You will owe no federal income tax when earnings on your contributions are distributed to you, provided they are distributed in a "qualified distribution."

   2. "Qualified distributions" from the contract will not be subject to federal income tax or the additional 10% early withdrawal tax. To be qualified, a distribution must:

       (a) occur after the five-year period beginning on the first day of the year you made your initial contribution to the contract, and

       (b)  must be:

            (1)  made on or after the date on which you attain age 59 1/2;

            (2)  made to a beneficiary (or your estate) on or after your death;

            (3)  attributable to your being disabled; or

            (4) a distribution to pay for "qualified first-time homebuyer expenses" under Codess.72(t)(8) up to $10,000.

   3. You will owe federal income tax, and perhaps an additional 10% early withdrawal tax, on the amount of earnings distributed to you in a "nonqualified distribution."

   4. Amounts held in Roth IRAs are generally subject to the imposition of federal estate taxes. If you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

   5. Taxable distributions from a Roth IRA are not eligible for special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer retirement plans.

REQUIRED MINIMUM DISTRIBUTIONS
   1. You are not required to receive required minimum distributions from your Roth IRA during your lifetime.

   2. If you die before the entire balance in your Roth IRA has been distributed, the general rule is that the entire balance must be distributed within five (5) years of your death. However, if the balance in your Roth IRA account is payable to your designated beneficiary, you may elect or your designated beneficiary may elect that the amount be paid in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy, beginning no later than December 31 of the year following the year in which you died. If your spouse is the sole designated beneficiary of your Roth IRA on your date of death, these rules do not apply and the Roth IRA will be treated as your spouse's IRA, and no distributions from the Roth IRA to your spouse will be required during your spouse's lifetime.

   3. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

   4. If the actual distribution from your Roth IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is subject to a 50% excise tax.

WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY ROTH IRA?
   1. You must pay a 6% excise tax each year on excess contributions that remain in your Roth IRA. Generally, an excess contribution is the amount contributed to your Roth IRA that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

   2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution.

ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?
   There is an additional tax on premature distributions which are part of a nonqualified distribution equal to 10% of the amount of the premature distribution that you must include in your gross income. (See the discussion above on the "Tax Status of Distributions.") Premature distributions are generally amounts you withdraw from your Roth IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

   1. To distributions that constitute qualified rollover contributions to another Roth IRA.

   2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life expectancy of you and your beneficiary.

   3. To amounts distributed to a beneficiary, or your estate, on or after your death.

   4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that the condition has lasted or can be expected to last continuously for 12 months or more or the condition can be expected to lead to death.

   5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

   6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

   7. To a "qualified first-time homebuyer distribution," within the meaning of Code ss.72(t)(8), up to $10,000.

   8. To a distribution for post-secondary education costs for you, your spouse or any child or grandchild of you or your spouse.

IRA EXCISE TAX REPORTING
   Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions and premature distributions. If you do not owe any excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

TRANSACTIONS WITH YOUR ROTH IRA
   If you engage in a so-called prohibited transaction with respect to your Roth IRA, the IRA will lose its exemption from tax. In this event, you will be taxed on the fair market value of the contract even if you do not actually receive a distribution. In addition, if you are less than 59 1/2, your taxes may be further increased by a penalty tax in an amount equal to 10% of the fair market value of the contract. These prohibited transactions include borrowing money from your Roth IRA, using your Roth IRA account as security for a loan or a number of other financial transactions with your Roth IRA. If you pledge your Roth IRA as security for a loan, then the amount or portion pledged is considered to be distributed to you and also must be included in your gross income. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)

FINANCIAL INFORMATION
   Contributions to your Roth IRA contract are not subject to sales charges. A mortality and expense risk charge of .55% on an annual basis is deducted as described in the attached variable annuity prospectus. (This charge is not deducted with respect to contract value allocated to the fixed interest account option.) See the accompanying prospectus for the underlying mutual funds for information about the charges associated with the funds. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the fees and expenses of the underlying funds. The growth in value of the Roth IRA contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

   IMPORTANT: The discussion of the tax rules for Roth IRAs in this Disclosure Statement is based upon the best available information. However, Roth IRAs are new under the tax laws, and the IRS has not issued regulations or rulings on the operation and the tax treatment of Roth IRAs. Therefore, you should consult your tax advisor for the latest developments and for advice about how maintaining a Roth IRA will affect your personal tax or financial situation.

STATEMENT OF ADDITIONAL INFORMATION

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
   Date: May 1, 1999
   Individual Flexible Premium Deferred Variable Annuity Contract
   Individual Single Premium Immediate Variable Annuity Contract

ISSUED BY:                      MAILING ADDRESS:
Security Benefit                T. Rowe Price Variable
Life Insurance Company          Annuity Service Center
700 SW Harrison Street          PO Box 750440
Topeka, Kansas 66636-0001       Topeka, Kansas 66675-0440
1-800-888-2461                  1-800-469-6587

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the T. Rowe Price No-Load Variable Annuity or T. Rowe Price Immediate Variable Annuity dated May 1, 1999. A copy of the Prospectus may be obtained from the T. Rowe Price Variable Annuity Service Center by calling 1-800-469-6587 or by writing P.O. Box 750440, Topeka, Kansas 66675-0440.

CONTENTS

General Information and History ............................................   1
Distribution of the Contract ...............................................   1
Limits on Premiums Paid Under Tax-Qualified Retirement Plans ...............   1
Experts ....................................................................   2
Performance Information ....................................................   2
Financial Statements .......................................................   4

GENERAL INFORMATION AND HISTORY

For a description of the Individual Flexible Premium Deferred Variable Annuity Contract (the "Deferred Variable Annuity Contract") or the Individual Single Premium Immediate Variable Annuity Contract (the "Immediate Variable Annuity Contract") (both collectively referred to as the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the T. Rowe Price Variable Annuity Account (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectuses. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectuses.

SAFEKEEPING OF ASSETS

The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Portfolios of the Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price Associates, Inc., is Principal Underwriter of the Contract. Investment Services is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contracts is continuous.

Investment Services serves as Principal Underwriter under a Distribution Agreement with the Company. Investment Services' registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. Investment Services is not compensated under its Distribution Agreement with the Company. Investment Services, however, may receive compensation for the administrative services it provides to the Company under other agreements.

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 408

Premiums (other than rollover contributions) paid under a Deferred Variable Annuity Contract or an Immediate Variable Annuity Contract used in connection with an individual retirement annuity (IRA) that is described in Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. An additional $2,000 may be contributed if the Owner has a spouse with little or no compensation for the year, provided distinct accounts are maintained for the Owner and his or her spouse, and no more than $2,000 is contributed to either account in any one year. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participates in another employer-sponsored retirement plan.

Premiums under a Deferred Variable Annuity Contract or an Immediate Variable Annuity Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits. Salary reduction simplified employee pensions ("SARSEPs") have been repealed; however, SARSEPs established prior to January 1, 1997 may continue to receive contributions.

EXPERTS

Ernst & Young LLP, independent auditors, perform certain auditing services for the Company and the Separate Account. The financial statements for the Company at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, are contained in this Statement of Additional Information. Financial statements of the Separate Account as of December 31, 1997 and for each of the two years in the period ended December 31, 1997, also included in this Statement of Additional Information. The financial statements have been audited by Ernst & Young LLP, as set forth in their reports thereon appearing herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Prime Reserve Subaccount will be based on the change in the value, exclusive of capital changes, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Prime Reserve Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)^365/7] - 1

For the seven-day period ended December 31, 1998, the yield of the Prime Reserve Subaccount was 4.35% and the effective yield of the Subaccount was 4.44%.

Quotations of yield for the Subaccounts, other than the Prime Reserve Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                     a - b
      YIELD =     2[(----- + 1)^6 - 1]
                      cd

      where    a  =  net  investment  income  earned  during  the  period by the
                     Portfolio attributable to shares owned by the Subaccount,

               b  =  expenses accrued for the period (net of any reimbursements)

               c  =  the average daily number of Accumulation  Units outstanding during the period that were entitled to receive dividends, and

               d  =  the maximum  offering  price per  Accumulation  Unit on the last day of the period.

For the 30-day period ended December 31, 1998, the yield of the Limited-Term Bond Subaccount was 5.47%.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Deferred Variable Annuity Contract or an Immediate Variable Annuity Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 +
T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge. Quotations of total return may simultaneously be shown for other periods.

Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return will include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

For the one-year period ended December 31, 1998, the average annual total return of New America Growth Subaccount, International Stock Subaccount, Equity Income Subaccount, Personal Strategy Balanced Subaccount, and the Limited-Term Bond Subaccount was 17.84%, 15.20%, 8.39%, 13.75%, and 6.47%, respectively. For the period from March 31, 1994 (Portfolio date of inception) to December 31, 1998, the average annual total return for the New America Growth Subaccount, International Stock Subaccount, and Equity Income Subaccount was 21.90%, 9.08%, and 19.20%, respectively. For the period from December 30, 1994 (Portfolio date of inception) to December 31, 1998, the average annual total return for the Personal Strategy Balanced Subaccount was 18.02%. For the period from May 13, 1994 (Portfolio date of inception) to December 31, 1998, the average annual total return for the Limited-Term Bond Subaccount was 5.77%. For the period from December 31, 1996, (Portfolio date of inception) to December 31, 1998, the average annual total return for the Mid-Cap Growth Subaccount was 19.75%.

Performance information for a Subaccount may be compared, in reports and promo tional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional
Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other variable annuity separate accounts, mutual funds, or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issues by investment objectives on an industry-wide basis or tracked by Morningstar, Inc., a widely used independent research firm which rates mutual funds and variable annuities by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:
(i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts, insurance products funds, or other investment products tracked by Lipper Analytical Services, Morningstar, Inc., or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Deferred Variable Annuity Contract or an Immediate Variable Annuity Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) personal hypothetical illustrations of accumulation and payout period Contract Values and annuity payments.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account as of December 31, 1997 and for each of the two years in the period ended December 31, 1997, are set forth herein, starting on page 6.

The financial statements of the Company, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

CONTENTS

Report of Independent Auditors .............................................   6

AUDITED FINANCIAL STATEMENTS
Balance Sheet ..............................................................   6
Statements of Operations and Changes in Net Assets .........................   7
Notes to Financial Statements ..............................................   9

REPORT OF INDEPENDENT AUDITORS

The Contract Owners of  T. Rowe Price Variable
Annuity Account and The Board of Directors of
Security Benefit Life Insurance Company

We have audited the accompanying balance sheet of T. Rowe Price Variable Annuity Account (the Account) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T. Rowe Price Variable Annuity Account at December 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
February 6, 1998

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

BALANCE SHEET                                                  DECEMBER 31, 1997
                                                         (DOLLARS IN THOUSANDS -
                                               EXCEPT PER SHARE AND UNIT VALUES)
ASSETS
INVESTMENTS:
  T. ROWE PRICE PORTFOLIOS:

   New America Growth Portfolio - 1,833,800 shares
      at net asset value of $21.35 per share (cost, $32,618).........   $ 39,153

   International Stock Portfolio - 1,606,981 shares at
      net asset value of $12.74 per share (cost, $20,455)............     20,472

   Equity Income Portfolio - 3,500,961 shares at net
      asset value of $18.59 per share (cost, $56,024)................     65,084

   Personal Strategy Balanced Portfolio - 1,032,694
      shares at net asset value of $15.13 per share (cost, $14,309)..     15,625

   Limited-Term Bond Portfolio - 1,469,237 shares at net
      asset value of $4.96 per share (cost, $7,241)..................      7,287

   Mid-Cap Growth Portfolio - 1,095,013 shares at net
      asset value of $11.88 per share (cost $11,586).................     13,009

   Prime Reserve Portfolio - 8,068,379 shares at net
      asset value of $ 1.00 per share (cost $8,068)..................      8,068
                                                                         -------
TOTAL ASSETS ........................................................   $168,698
                                                                         =======

                                          Number      Unit
                                         of Units    Value    Amount
                                         ---------   ------   -------
NET ASSETS
Net assets are represented by (Note 3):
  New America Growth Subaccount:
    Accumulation units ................. 2,030,514   $19.28   $39,141
    Annuity reserves ...................       684    19.28        12
                                                              -------
                                                                        $ 39,153
  International Stock Subaccount:
    Accumulation units ................. 1,562,428    13.09    20,450
    Annuity reserves ...................     1,778    13.09        22
                                                              -------
                                                                          20,472
  Equity Income Subaccount:
    Accumulation units ................. 3,450,047    18.84    64,989
    Annuity reserves ...................     5,044    18.84        95
                                                              -------
                                                                          65,084
  Personal Strategy Balanced Subaccount:
    Accumulation units .................   983,602    15.86    15,603
    Annuity reserves ...................     1,391    15.86        22
                                                              -------
                                                                          15,625
  Limited-Term Bond Subaccount:
    Accumulation units .................   626,694    11.60     7,271
    Annuity reserves ...................     1,337    11.60        16
                                                              -------
                                                                           7,287
  Mid-Cap Growth Subaccount:
    Accumulation units ................. 1,100,979    11.82               13,009

  Prime Reserve Subaccount:
    Accumulation units .................   769,829    10.48     8,064
    Annuity reserves ...................       413    10.48         4      8,068
                                                              -------
Total net assets .......................                                $168,698
                                                                         =======
See accompanying notes.

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

Statement of Operations and Changes in Net Assets
Year ended December 31, 1997
(In Thousands)

                                                                                      Personal
                                                New America International   Equity    Strategy     Limited-   Mid-Cap       Prime
                                                   Growth      Stock        Income    Balanced     Term Bond   Growth      Reserve
                                                 Subaccount  Subaccount   Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                                                ----------- ------------- ----------  ----------  ----------  ----------  ----------
Dividend distributions ........................   $   --      $    188     $  1,156    $    396     $   311    $   --      $    283
Expenses (Note 2):
Mortality and expense risk fee ................       (174)       (108)        (258)        (65)        (29)        (43)        (30)
Net investment income (loss) ..................       (174)         80          898         331         282         (43)        253
                                                  --------    --------     --------    --------     -------    --------    --------
Capital gain distributions ....................         91         267        1,942         235        --          --          --
Realized gain on investments ..................      1,427         727        1,816         382          20         175        --
Unrealized appreciation (depreciation) on
  investments .................................      4,680        (791)       6,797         916          21       1,423        --
                                                  --------    --------     --------    --------     -------    --------    --------
Net realized and unrealized gain on investments      6,198         203       10,555       1,533          41       1,598        --
Net increase in net assets resulting from
  operations ..................................      6,024         283       11,453       1,864         323       1,555         253
Net assets at beginning of year ...............     25,570      14,362       27,983       8,121       4,865        --          --
Variable annuity deposits (Notes 2 and 3) .....     15,321      11,401       32,625       8,325       5,200      14,695      19,412
Terminations and withdrawals (Notes 2 and 3) ..     (7,753)     (5,574)      (6,977)     (2,684)     (3,101)     (3,241)    (11,597)
Annuity payments (Notes 2 and 3) ..............         (9)       --           --            (1)       --          --          --
                                                  --------    --------     --------    --------     -------    --------    --------
Net assets at end of year .....................   $ 39,153    $ 20,472     $ 65,084    $ 15,625     $ 7,287    $ 13,009    $  8,068
                                                  --------    --------     --------    --------     -------    --------    --------

See accompanying notes.

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

Statement of Operations and Changes in Net Assets
Year ended December 31, 1996
(In Thousands)

                                                                                                             Personal
                                                              New America    International    Equity         Strategy      Limited-
                                                                Growth           Stock        Income         Balanced     Term Bond
                                                               Subaccount      Subaccount    Subaccount     Subaccount    Subaccount
                                                              -----------    -------------   ----------     ----------    ----------
Dividend distributions .....................................   $    36          $   132       $   534        $   185       $   164
Expenses (Note 2):
Mortality and expense risk fee .............................       (89)             (49)          (88)           (28)          (15)
Net investment income (loss) ...............................       (53)              83           446            157           149
                                                                ------           ------        ------         ------        ------
Capital gain distributions .................................       319               75           130            150          --
Realized gain (loss) on investments ........................       521              227           341             72           (37)
Unrealized appreciation (depreciation) on investments ......     1,675              731         2,087            359            18
                                                                ------           ------        ------         ------        ------
Net realized and unrealized gain (loss) on investments .....     2,515            1,033         2,558            581           (19)
Net increase in net assets resulting from operations .......     2,462            1,116         3,004            738           130
Net assets at beginning of year ............................     4,474            2,444         4,522          1,765           925
Variable annuity deposits (Notes 2 and 3) ..................    22,024           12,438        22,410          6,629         5,935
Terminations and withdrawals (Notes 2 and 3) ...............    (3,389)          (1,636)       (1,952)        (1,008)       (2,125)
Annuity payments (Notes 2 and 3) (1) .......................      --               --              (1)          --
Net mortality guarantee transfer ...........................      --               --              (1)            (2)         --
                                                                ------           ------        ------         ------        ------
Net assets at end of year ..................................   $25,570          $14,362       $27,983        $ 8,121       $ 4,865
                                                                ------           ------        ------         ------        ------

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997 AND 1996

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Organization

    T. Rowe Price Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account currently is divided into seven subaccounts. Each subaccount invests exclusively in shares of a single corresponding mutual fund or series thereof. Purchase payments received by the Account are invested in one of the Portfolios of either T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. or T. Rowe Price International Series, Inc., mutual funds not otherwise available to the public. As directed by the owners, purchase payments are invested in shares of New America Growth Portfolio -- emphasis on long-term capital growth through investments in common stocks of domestic companies, International Stock Portfolio -- emphasis on long-term capital growth through investments in common stocks of established foreign companies, Equity Income Portfolio --emphasis on substantial dividend income and capital appreciation by investing primarily in dividend-paying common stocks, Personal Strategy Balanced Portfolio -- emphasis on both capital appreciation and income, Limited-Term Bond Portfolio -- emphasis on income with moderate price fluctuation by investing in short- and intermediate-term investment grade debt securities, Mid-Cap Growth Portfolio -- emphasis on long-term capital appreciation through investments in companies with proven products or services and Prime Reserve Portfolio -- emphasis on preservation of capital and liquidity while generating the highest possible current income by investing primarily in high-quality money market securities.

    T. Rowe Price Associates, Inc. (T. Rowe Price) serves as the investment advisor to each Portfolio except the International Stock Portfolio which is managed by Rowe Price-Fleming International, Inc., an affiliate of T. Rowe Price. The investment advisors are responsible for managing the Portfolio's assets in accordance with the terms of the investment advisory contracts.

    INVESTMENT VALUATION

    Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.The cost of investments purchased and proceeds from investments sold were as follows:

                                            1997                   1996
                                    ---------------------  ---------------------
                                     Cost of    Proceeds   Cost of    Proceeds
                                    Purchases  From Sales  Purchases  From Sales
                                    ---------  ----------  ---------  ----------
                                                   (In Thousands)
New America Growth Portfolio ....... $15,921    $ 8,445     $23,168     $4,268
International Stock Portfolio ......  12,122      5,948      13,265      2,305
Equity Income Portfolio ............  36,441      7,953      24,102      3,069
Personal Strategy Balanced Portfolio   9,170      2,964       7,279      1,354
Limited-Term Bond Portfolio ........   5,875      3,494       6,946      2,986
Mid-Cap Growth Portfolio ...........  14,965      3,554        --         --
Prime Reserve Portfolio ............  21,041     12,973        --         --

    ANNUITY RESERVES

    Annuity reserves relate to contracts which have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

    REINVESTMENT OF DIVIDENDS

    Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Portfolio. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

    FEDERAL INCOME TAXES

    Under current law, no federal income taxes are payable with respect to the Account.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  VARIABLE ANNUITY CONTRACT CHARGES

    Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of .55% of the average daily net assets of each account.

    When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.  SUMMARY OF UNIT TRANSACTIONS
                                                                   Units
                                                          Year ended December 31
                                                               1997        1996
                                                           ---------   ---------
                                                               (In Thousands)
New America Growth Subaccount:
 Variable annuity deposits .............................         897       1,494
 Terminations, withdrawals and annuity payments ........         464         230
International Stock Subaccount:
 Variable annuity deposits .............................         862       1,043
 Terminations, withdrawals and annuity payments ........         423         137
Equity Income Subaccount:
 Variable annuity deposits .............................       1,970       1,686
 Terminations, withdrawals and annuity payments ........         419         148
Personal Strategy Balanced Subaccount:
 Variable annuity deposits .............................         568         534
 Terminations, withdrawals and annuity payments ........         184          81
Limited-Term Bond Subaccount:
 Variable annuity deposits .............................         462         604
 Terminations, withdrawals and annuity payments ........         279         246
Mid-Cap Growth Subaccount:
 Variable annuity deposits .............................       1,406          --
 Terminations, withdrawals and annuity payments ........         305          --
Prime Reserve Subaccount:
 Variable annuity deposits .............................       1,929          --
 Terminations, withdrawals and annuity payments ........       1,159          --

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Financial Statements
Years ended December 31, 1997, 1996 and 1995

CONTENTS - AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Auditors ............................................   12
Consolidated Balance Sheets ...............................................   13
Consolidated Statements of Income .........................................   14
Consolidated Statements of Changes in Equity ..............................   15
Consolidated Statements of
Cash Flows ................................................................   16
Notes to Consolidated Financial Statements ................................   18

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP
Kansas City, Missouri
February 6, 1998

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
                                                             December 31,
                                                           1997         1996
                                                       ----------   -----------
                                                            (In Thousands)
ASSETS
Investments:
  Securities available-for-sale:
    Fixed maturities ...............................   $1,650,324   $ 1,805,066
    Equity securities ..............................      120,508        89,188
    Fixed maturities held-to-maturity...............      452,411       528,045
    Mortgage loans .................................       64,251        66,611
    Real estate ....................................        3,056         4,000
    Policy loans ...................................       85,758       106,822
    Cash and cash equivalents ......................       30,896         8,310
    Other invested assets ..........................       42,395        40,531
                                                       ----------   -----------
Total investments ..................................    2,449,599     2,648,573
Accrued investment income ..........................       30,034        32,161
Accounts receivable ................................        6,278         4,256
Reinsurance recoverable                                   408,096        92,197
Property and equipment, net ........................       19,669        18,592
Deferred policy acquisition costs ..................      159,441       216,918
Other assets .......................................       20,909        24,939
Separate account assets ............................    3,716,639     2,802,927
                                                       ----------   -----------
                                                       $6,810,665   $ 5,840,563
                                                       ==========   ===========
Liabilities and equity
Liabilities:
  Policy reserves and annuity account values .......   $2,439,713   $ 2,497,998
  Policy and contract claims .......................       10,955        10,607
  Other policyholder funds .........................       21,582        24,073
  Accounts payable and accrued expenses ............       23,576        18,003
  Income taxes payable:
    Current  .......................................       10,960         6,686
    Deferred .......................................       58,261        54,847
  Long-term debt and other borrowings ..............       65,000        65,000
  Other liabilities ................................       29,098        11,990
  Separate account liabilities .....................    3,716,639     2,793,911
                                                       ----------   -----------
Total liabilities ..................................    6,375,784     5,483,115
Equity:
  Retained earnings ................................      409,432       357,927
  Unrealized gain (loss) on securities
    available-for-sale, net ........................       25,449          (479)
                                                       ----------   -----------
Total equity .......................................      434,881       357,448
                                                       ----------   -----------
                                                       $6,810,665   $ 5,840,563
                                                       ==========   ===========

See accompanying notes to consolidated financial statements.

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
                                                     Year ended December 31
                                                  1997        1996        1995
                                                --------   ----------   --------
                                                         (In Thousands)
Revenues:
  Insurance premiums and other considerations . $ 24,640   $  28,848    $ 49,608
  Net investment income .......................  184,975     194,783     182,012
  Asset based fees ............................   72,025      55,977      40,652
  Other product charges .......................    9,163      10,470      10,412
  Realized gains (losses) on investments ......    4,929        (244)      3,876
  Other revenues ..............................   21,389      24,391      22,164
                                                --------   ---------    --------
Total revenues ................................  317,121     314,225     308,724
Benefits and expenses:
  Annuity and interest sensitive life benefits:
    Interest credited to account balances .....  102,640     108,705     113,700
    Benefit claims in excess of account
      balances ................................    4,985       7,541       6,808
  Traditional life insurance benefits .........    3,966       6,474       7,460
  Supplementary contract payments .............    9,660      11,121      11,508
  Increase in traditional life reserves .......    7,050       8,580      13,212
  Dividends to policyholders ..................    1,608       2,374       2,499
  Other benefits ..............................   19,699      20,790      22,379
                                                --------   ---------    --------
Total benefits ................................  149,608     165,585     177,566
Commissions and other operating expenses ......   56,933      52,044      48,305
Amortization of deferred policy acquisition
  costs .......................................   26,179      25,930      26,628
Interest expense ..............................    5,305       4,285           7
Restructuring expenses ........................    2,643        --          --
Other expenses ................................    3,381       1,667       1,099
                                                --------   ---------    --------
Total benefits and expenses ...................  244,049     249,511     253,605
                                                --------   ---------    --------
Income before income taxes ....................   73,072      64,714      55,119
Income taxes ..................................   21,567      20,871      17,927
                                                --------   ---------    --------
Net income .................................... $ 51,505   $  43,843    $ 37,192
                                                ========   =========    ========

See accompanying notes to consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Equity

                                                     Year ended December 31
                                                  1997       1996        1995
                                                ---------  ---------   ---------
                                                         (In Thousands)
Retained earnings:
   Beginning of year ........................   $357,927   $314,084    $276,892
   Net income ...............................     51,505     43,843      37,192
                                                --------   --------    --------
   End of year ..............................    409,432    357,927     314,084
Unrealized gain (loss) on securities
  available-for-sale, net:
   Beginning of year ........................       (479)    11,607     (48,466)
   Change in unrealized gain (loss) on
     securities available-for-sale, net .....     25,928    (12,086)     60,073
                                                --------   --------    --------
End of year .................................     25,449       (479)     11,607
Total equity ................................   $434,881   $357,448    $325,691
                                                ========   ========    ========

See accompanying notes to consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

                                                                       Year ended December 31
                                                                   1997         1996          1995
                                                                ----------   -----------   ----------
                                                                           (In Thousands)
Operating activities
Net income ..................................................   $  51,505    $   43,843    $  37,192
Adjustments to reconcile net income to net
  cash provided by operating activities:
  Annuity and interest sensitive life products:
    Interest credited to account balances ...................     102,640       108,705      113,700
    Charges for mortality and administration ................     (10,582)      (13,115)     (16,585)
  (Decrease) increase in traditional life policy reserves ...      (3,101)       10,697        2,142
  Decrease (increase) in accrued investment income ..........       2,127        (1,538)      (4,573)
  Policy acquisition costs deferred .........................     (37,999)      (36,865)     (33,021)
  Policy acquisition costs amortized ........................      26,179        25,930       26,628
  Accrual of discounts on investments .......................      (2,818)       (3,905)      (3,421)
  Amortization of premiums on investments  ..................       9,138        11,284        9,782
  Depreciation and amortization .............................       3,959         3,748        3,750
  Other .....................................................      (8,444)       (3,379)      (4,225)
                                                                 --------    ----------     --------
Net cash provided by operating activities ...................     132,604       145,405      131,369
Investing activities
Sale, maturity or repayment of investments:
  Fixed maturities available-for-sale .......................     368,901       870,240      517,480
  Fixed maturities held-to-maturity .........................     124,013        58,874       59,873
  Equity securities available-for-sale ......................      48,495         3,643       10,242
  Mortgage loans ............................................       3,739        12,545       23,248
  Real estate ...............................................         946         2,935        3,173
  Short-term investments ....................................        --          20,069      229,871
  Separate account assets  ..................................       9,180         5,214         --
  Other invested assets .....................................       7,865         6,224       22,839
                                                                 --------    ----------     --------
                                                                  563,139       979,744      866,726
Acquisition of investments:
  Fixed maturities available-for-sale .......................    (219,736)     (936,376)    (591,121)
  Fixed maturities held-to-maturity .........................      (1,188)      (52,422)    (125,276)
  Equity securities available-for-sale ......................     (67,004)      (68,222)      (7,500)
  Mortgage loans ............................................      (1,447)       (4,538)      (4,179)
  Real estate ...............................................        (712)       (2,637)      (1,511)
  Short-term investments ....................................        --         (19,070)    (180,259)
  Separate account assets ...................................        --            --        (12,000)
  Other invested assets .....................................      (7,518)       (3,712)     (31,861)
                                                                 --------    ----------     --------
                                                                 (297,605)   (1,086,977)    (953,707)
  Purchase of property and equipment ........................      (4,144)       (1,879)      (2,036)
  Net increase in policy loans ..............................      (8,654)       (6,370)      (8,058)
                                                                 --------    ----------     --------
  Net cash transferred per coinsurance agreement ............    (218,043)         --        (16,295)
                                                                 --------    ----------     --------

                                                          Year ended December 31
                                                      1997          1996        1995
                                                    ---------    ---------    ---------
                                                               (In Thousands)
Financing activities
Issuance of long-term debt ......................   $     --     $  65,000    $    --
Annuity and interest sensitive life products:
  Deposits credited to account balances .........     167,517      202,129      234,321
  Withdrawals from account balances .............    (312,228)    (305,530)    (251,647)
                                                    ---------    ---------    ---------
Net cash used in financing activities ...........    (144,711)     (38,401)     (17,326)
                                                    ---------    ---------    ---------
Increase (decrease) in cash and cash equivalents       22,586       (8,478)         673
Cash and cash equivalents at beginning of year ..       8,310       16,788       16,115
                                                    ---------    ---------    ---------
Cash and cash equivalents at end of year ........   $  30,896    $   8,310    $  16,788
                                                    =========    =========    =========
Supplemental disclosures of cash flow information
Cash paid during the year for:
  Interest ......................................   $   5,307    $   2,966    $     120
                                                    =========    =========    =========
  Income taxes ..................................   $  27,920    $  16,213    $  11,551
                                                    =========    =========    =========
Supplemental disclosures of noncash investing
  and financing activities
Conversion of mortgage loans to real estate
  owned .........................................   $    --      $     844    $    --
                                                    =========    =========    =========

See accompanying notes to consolidated financial statements.

NOTES TO FINANCIAL STATEMENTSDecember 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION

    Security Benefit Life Insurance Company (SBL or the Company) is a Kansas-domiciled mutual life insurance company whose insurance operations are licensed to sell insurance products in 50 states. The Company offers a diversified portfolio comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities have increasingly been concentrated in the individual flexible premium variable annuity markets.

    The Company intends to modify its organizational structure by forming a Kansas mutual holding company to be named Security Benefit Mutual Holding
    Company. The Company will convert to a stock life insurance company and continue to operate under its current name. All capital stock shares of the reorganized stock life insurance company will be issued to and owned by a newly created intermediate stock holding company Security Benefit Corporation. Initially, Security Benefit Mutual Holding Company will own all of the voting stock of Security Benefit Corporation. Kansas law requires that Security Benefit Mutual Holding Company hold at least 51% of the outstanding voting stock of the stock life insurance company (except to the extent qualifying shares are required by the Kansas Insurance Code to be held by directors of an insurance company admitted and authorized to do business in Kansas). The conversion plan is subject to approval of the Kansas Insurance Department and the policyholders of the Company.

    BASIS OF PRESENTATION

    The consolidated financial statements include the operations and accounts of Security Benefit Life Insurance Company and its wholly-owned subsidiaries, including Security Benefit Group, Inc., First Security Benefit Life Insurance and Annuity Company of New York, Security Management Company, LLC, Security Distributors, Inc., Security Benefit Academy, Inc. and Creative Impressions, Inc. Significant intercompany transactions have been eliminated in consolidation.

    USE OF ESTIMATES

    The preparation of consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

    INVESTMENTS

    Fixed maturities are classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Such amortization and accrual on these securities are included in investment income. Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale fixed maturities are stated at fair value with any unrealized gain or loss, net of deferred policy acquisition costs (DPAC) and deferred income taxes, reported as a separate component of equity. The DPAC offsets to the unrealized gain or loss represent valuation adjustments or restatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized. The amortized cost of fixed maturities classified as available-for-sale is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity.

    Equity securities consisting of common stocks, mutual funds and nonredeemable preferred stock are classified as available-for-sale and stated at fair value. Mortgage loans and short-term investments are reported at amortized cost. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships. Realized gains and losses on sales of investments are recognized in revenues on the specific identification method. The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are prepaid/withdrawn, mature or reprice in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company periodically may use derivative financial instruments to modify its interest sensitivity to levels deemed to be appropriate based on the Company's current economic outlook.

    Such derivative financial instruments are for purposes other than trading and classified as available-for-sale in accordance with Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, these instruments are stated at fair value with the change in fair value reported as a separate component of equity.

    DEFERRED POLICY ACQUISITION COSTS

    To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs that are primarily related to the acquisition or renewal of traditional life insurance, interest sensitive life and deferred annuity business have been deferred. Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

    For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

    CASH EQUIVALENTS

    For purposes of the statement of cash flows, the Company considers certificates of deposits with original maturities of 90 days or less to be cash equivalents.

    PROPERTY AND EQUIPMENT

    Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

    SEPARATE ACCOUNTS

    The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and are, therefore, not included in investment earnings in the accompanying statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

    POLICY RESERVES AND ANNUITY ACCOUNT VALUES

    Liabilities for future policy benefits for traditional life and reinsurance products are computed using a net level premium method, including assumptions as to investment yields, mortality and withdrawals, and other assumptions that approximate expected experience.

    Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.8% to 7.25% during 1997, 3.5% to 7.25% during 1996 and 4% to 7.75% during 1995.

    INCOME TAXES

    Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under that method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale).

    RECOGNITION OF REVENUES

    Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

    RESTRUCTURING EXPENSES

    Restructuring expenses include costs relating to the mutual holding company conversion and termination benefits provided to certain associates under an early retirement program.

    FAIR VALUES OF FINANCIAL INSTRUMENTS

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


    * Cash and cash equivalents: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

    * Investment securities: Fair values for fixed maturities are based on quoted market prices, if available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

    * Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

    * Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

    * Long-term debt: Fair values for long-term debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

2.  INVESTMENTS

    Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1997 and 1996 is as follows:

                                                                               December 31, 1997
                                                             -------------------------------------------------
                                                                            Gross
                                                             Amortized    Unrealized   Unrealized     Gross
                                                                Cost        Gains        Losses     Fair Value
                                                             ----------   ----------   ----------   ----------
                                                                              (In Thousands)
    AVAILABLE-FOR-SALE
    U.S. Treasury securities and obligations of U.S.
    government corporations and agencies .................   $  214,088      $ 3,313       $ --     $  217,401
    Obligations of states and political subdivisions .....       23,753        1,320            8       25,065
    Special revenue and assessment .......................          255           45         --            300
    Corporate securities .................................      742,123       27,986        1,674      768,435
    Mortgage-backed securities ...........................      510,991       11,429        2,137      520,283
    Asset-backed securities ..............................      117,907        1,030           97      118,840
                                                             -------------------------------------------------
    Totals ...............................................   $1,609,117      $45,123       $3,916   $1,650,324
                                                             =================================================

    Equity securities ....................................   $  109,763      $11,220       $  475   $  120,508
                                                             =================================================
    HELD-TO-MATURITY
    Obligations of states and political subdivisions .....   $   74,802      $ 2,094       $   30   $   76,866
    Corporate securities .................................      108,609        5,295          201      113,703
    Mortgage-backed securities ...........................      227,131        2,725          364      229,492
    Asset-backed securities...............................       41,869          297            1       42,165
    Totals ...............................................   $  452,411      $10,411       $  596   $  462,226

                                                                               December 31, 1996
                                                             -------------------------------------------------
                                                                            Gross
                                                             Amortized    Unrealized   Unrealized     Gross
                                                                Cost        Gains        Losses     Fair Value
                                                             ----------   ----------   ----------   ----------
                                                                              (In Thousands)
    AVAILABLE-FOR-SALE
    U.S. Treasury securities and obligations of U.S. .....
    government corporations and agencies .................   $  173,884      $   414      $ 1,431   $  172,867
    Obligations of states and political subdivisions .....       23,244          361          705       22,900
    Special revenue and assessment .......................          330         --           --            330
    Corporate securities .................................      863,124       13,758       18,651      858,231
    Mortgage-backed securities ...........................      627,875        9,091        9,308      627,658
    Asset-backed securities ..............................      122,523          832          275      123,080
                                                             =================================================
    Totals ...............................................   $1,810,980      $24,456      $30,370   $1,805,066
                                                             =================================================

    Equity securities ....................................   $   86,991      $ 2,422      $   225   $   89,188

    HELD-TO-MATURITY
    Obligations of states and political subdivisions .....   $   81,791      $   463      $ 1,036   $   81,218
    Special revenue and assessment .......................          420         --           --            420
    Corporate securities .................................      128,487        2,003        1,830      128,660
    Mortgage-backed securities ...........................      264,155        2,121        1,347      264,929
    Asset-backed securities ..............................       53,192          382           97       53,477
                                                             -------------------------------------------------
    Totals ...............................................   $  528,045      $ 4,969      $ 4,310   $  528,704
                                                             =================================================

    The change in the Company's  unrealized gain (loss) on fixed  maturities was
    $56,277,000,  $(51,773,000)  and  $220,048,000  during 1997,  1996 and 1995,
    respectively;   the   corresponding   amounts  for  equity  securities  were
    $8,588,000,   $1,595,000  and  $1,034,000   during  1997,   1996  and  1995,
    respectively.

    The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 Available-For-Sale        Held-To-Maturity
                                                -----------------------  --------------------
                                                Amortized       Fair     Amortized     Fair
                                                   Cost        Value        Cost       Value
                                                ----------   ----------   --------   --------
                                                                  (In Thousands)
        Due in one year or less .............   $   33,328   $   33,578   $   --     $   --
        Due after one year through five years      202,757      206,870      6,821      6,947
        Due after five years through 10 years      455,242      466,263     37,726     38,995
        Due after 10 years ..................      288,892      304,490    138,864    144,627
        Mortgage-backed securities ..........      510,991      520,283    227,131    229,492
        Asset-backed securities .............      117,907      118,840     41,869     42,165
                                                ----------   ----------   --------   --------
                                                $1,609,117   $1,650,324   $452,411   $462,226
                                                ==========   ==========   ========   ========

    Major categories of net investment income for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                             1997        1996         1995
                                          ---------     --------    --------
                                                     (In Thousands)
    Interest on fixed maturities .....    $ 167,646     $174,592    $165,684
    Dividends on equity securities ...        7,358        5,817       1,309
    Interest on mortgage loans .......        6,017        6,680       7,876
    Interest on policy loans .........        6,282        6,372       5,927
    Interest on short-term investments        2,221        1,487       2,625
    Other ............................         (166)       4,199       2,740
    Total investment income ..........      189,358      199,147     186,161
    Investment expenses ..............        4,383        4,364       4,149
                                          ----------------------------------
    Net investment income ............    $ 184,975     $194,783    $182,012
                                          ==================================

    Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, for the years ended December 31, 1997, 1996 and 1995 are as follows:

                                        1997            1996           1995
                                      --------       --------       --------
                                                  (In Thousands)
    Proceeds from sales .......       $333,498       $393,189       $310,590
    Gross realized gains ......         11,889          9,407          5,901
    Gross realized losses .....          6,640          9,723          3,361

    Net realized gains (losses) for the years ended December 31, 1997, 1996 and 1995 consist of the following:

                                           1997          1996         1995
                                         -------       -------       ------
                                                  (In Thousands)
    Fixed maturities ...............   $   861       $(1,329)      $1,805
    Equity securities ..............     4,388         1,013          735
    Other ..........................      (320)           72        1,336
                                       -------------------------------------
    Total realized gains (losses) ..   $ 4,929       $  (244)      $3,876
                                       =====================================

    There were no deferred losses at December 31, 1997, and $2.2 million at December 31, 1996, resulting from terminated and expired futures contracts. These are included in fixed maturities and amortized as an adjustment to net investment income. There were no outstanding agreements to sell securities at December 31, 1997 or 1996.

    The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1997 is as follows:

     Quality Rating                Carrying Amount        %
     -------------------------     ---------------     ------
                                    (In Thousands)
     AAA .....................         $1,024,624       48.73%
     AA ......................            161,469        7.68
     A .......................            396,387       18.85
     BBB .....................            329,371       15.66
     Noninvestment grade......            190,884        9.08
                                       ----------      ------
                                       $2,102,735      100.00%
                                       ==========      ======

    The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 14 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1997 being in the states of Kansas (31%), Iowa (16%) and Texas (14%).

3.  EMPLOYEE BENEFIT PLANS

    Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions."

    Pension cost for the plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in Note 4.

                                         1997          1996           1995
                                        -------       -------       -------
                                                   (In Thousands)
    Service cost .................      $   641       $   670       $   528
    Interest cost ................          721           587           508
    Actual return on plan assets .       (1,892)       (1,064)       (1,568)
    Net amortization and deferral           990           284           900
    Termination benefits .........        1,539          --            --
                                        -----------------------------------
    Net pension cost .............      $ 1,999       $   477       $   368
                                        ===================================

    The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                                                             December 31
                                                          1997          1996
                                                        --------      --------
                                                            (In Thousands)
    Actuarial present value of benefit obligations:
      Vested benefit obligation ...................     $ (8,191)     $ (6,059)
      Non-vested benefit obligation ...............         (865)         (202)
                                                        -----------------------
      Accumulated benefit obligation ..............       (9,056)       (6,261)
      Excess of projected benefit obligation
        over accumulated benefit obligation .......       (3,431)       (2,961)
      Projected benefit obligation ................      (12,487)       (9,222)
    Plan assets, at fair market value .............       11,279        10,085
                                                        -----------------------
    Plan assets greater than (less than) projected
      benefit obligation ..........................       (1,208)          863
    Unrecognized net loss .........................        1,819         1,007
    Unrecognized prior service cost ...............          642           700
    Unrecognized net asset established at the
      date of initial application .................       (1,657)       (1,841)
                                                        -----------------------
    Net (accrued) prepaid pension cost ............     $   (404)     $    729
                                                        =======================

Assumptions were as follows:

                                                              1997   1996   1995
                                                              ----   ----   ----
    Weighted average discount rate .......................... 7.25%  7.75%  7.5%
    Weighted average rate of increase in compensation
    for participants age 45 and older .......................  4.5    4.5   4.5
    Weighted average expected long-term return on plan assets  9.0    9.0   9.0

    Compensation rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1997. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

    In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age
    40. The Company's portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

    Retiree medical care and life insurance cost for the total plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in Note 4.

                                             1997          1996         1995
                                            -----          ----         ----
                                                      (In Thousands)
    Service cost ..................         $ 155          $157         $151
    Interest cost .................           291           280          305
    Net amortization ..............           (32)          --           --
    Termination benefits ..........           372           --           --
                                            --------------------------------
                                            $ 786          $437         $456
                                            ================================

    The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                                                      1997           1996
                                                     -------        -------
                                                         (In Thousands)
    Accumulated postretirement benefit obligation:
      Retirees ...................................   $(2,595)       $(2,498)
    Active participants:
      Retirement eligible ........................      (666)          (568)
      Others .....................................    (1,100)        (1,023)
                                                     -----------------------
                                                      (4,361)        (4,089)
    Unrecognized net gain ........................      (692)          (348)
                                                     -----------------------
    Accrued postretirement benefit cost ..........   $(5,053)       $(4,437)
                                                     =======================

    The annual assumed rate of increase in the per capita cost of covered benefits is 9% for 1997 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 by $201,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1997 by $55,000.

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.25%, 7.75% and 7.5% at December 31, 1997, 1996 and 1995,
    respectively.

    The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred, 401(k) retirement plan.
    Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested, and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $1,857,000, $1,783,000 and $1,567,000 for 1997, 1996 and 1995, respectively.

4.  REINSURANCE

    The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. The Company's maximum retention on any one life is $500,000. The Company does not use financial or surplus relief reinsurance. Life insurance in force ceded at December 31, 1997 and 1996 was $7.4 billion and $4 billion, respectively.

    Principal reinsurance transactions for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                       1997         1996        1995
                                      -------      -------      ------
                                                (In Thousands)
    Reinsurance ceded:
      Premiums paid ............      $33,872      $25,442      $5,305
                                      ================================
      Commissions received .....      $ 4,636      $ 4,669      $  230
                                      ================================
      Claim recoveries .........      $14,581      $ 5,235      $3,089
                                      ================================

    In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1997 and 1996, the Company had established a receivable totaling $408,096,000 and $92,197,000 for reserve credits, reinsurance claims and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. The amount of reinsurance assumed is not significant.

    In 1997, the Company transferred, though a 100% coinsurance agreement, $318 million in policy reserves and claim liabilities reduced by a ceding commission of $63 million and other related items. The agreement related to a block of universal life and traditional life insurance business. The Company recorded a pretax gain of $14,625,000 which is deferred in other liabilities and amortized to income over the estimated life of the business transferred.

    In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significant adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1997, the Company believes adequate provision has been made for such losses.

5.  INCOME TAXES

    The Company files a life/nonlife consolidated federal income tax return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized gains (losses) on securities available-for-sale.

    Income tax expense consists of the following for the years ended December 31, 1997, 1996 and 1995:

                                     1997              1996             1995
                                 --------           -------          -------
                                                  (In Thousands)
    Current ...........          $ 32,194           $12,528          $15,200
    Deferred ..........           (10,627)            8,343            2,727
                                 -------------------------------------------
                                 $ 21,567           $20,871          $17,927
                                 ===========================================

    The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends received deductions and tax credits.

    Net deferred tax assets or liabilities consist of the following:

                                                                 December 31
                                                           --------------------
                                                             1997          1996
                                                           -------       -------
                                                                (In Thousands)
    Deferred tax assets:
       Future policy benefits ..........................   $ 9,869       $20,487
       Net unrealized depreciation on securities
         available-for-sale ............................      --           1,409
       Guaranty fund assessments .......................     1,250         1,400
       Employee benefits ...............................     6,487         4,852
       Deferred gain on coinsurance agreement ..........     4,970          --
       Other ...........................................     7,497         4,620
                                                           ---------------------
    Total deferred tax assets ..........................    30,073        32,768
    Deferred tax liabilities:
       Deferred policy acquisition costs ...............    53,173        69,647
       Net unrealized appreciation on securities
         available-for-sale ............................    18,115          --
       Deferred gain on investments ....................     8,378        10,446
       Depreciation ....................................     1,935         2,061
       Other ...........................................     6,733         5,461
                                                           ---------------------
    Total deferred tax liabilities .....................    88,334        87,615
                                                           ---------------------
    Net deferred tax liabilities .......................   $58,261       $54,847
                                                           =====================

6.  CONDENSED FAIR VALUE INFORMATION

    SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

    SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                              December 31, 1997       December 31, 1996
                                         -----------------------   -----------------------
                                          Carrying       Fair       Carrying      Fair
                                            Amount       Value        Amount      Value
                                         ----------   ----------   ----------   ----------
                                                           (In Thousands)
    Investments:
      Mortgage loans .................   $   64,251   $   66,454   $   66,611   $   69,004
      Policy loans ...................       85,758       85,993      106,822      108,685
    Liabilities:
      Supplementary contracts
        without life contingencies ...       29,890       30,189       33,225       33,803
      Individual and group annuities..    1,894,605    1,713,509    1,942,697    1,767,692
      Long-term debt .................       65,000       71,793       65,000       67,683

7.  COMMITMENTS AND CONTINGENCIES

    The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,018,000, $1,108,000 and $802,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company has aggregate future lease commitments at December 31, 1997 of $3,906,000 for noncancelable operating leases consisting  of $1,158,000  in 1998,  $1,026,000  in 1999,  $940,000 in 2000,
    $782,000 in 2001. There are no noncancelable lease commitments beyond 2001.

    In 2001, under the terms of one of the operating leases, the Company has the option to renew the lease for another five years, purchase the asset for approximately $4.7 million, or return the asset to the lessor and pay a termination charge of approximately $3.7 million.

    In connection with its investments in low income housing partnerships, the Company is committed to invest additional capital of $4,008,000 and $9,190,000 in 1998 and 1999, respectively.

    Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued no additional reserves for these insolvencies in 1997. Additional accruals in the amount of $1,574,000 and $2,302,000 were recorded during 1996 and 1995, respectively. At December 31, 1997, the Company has reserved $3,573,000 to cover current and estimated future assessments, net of related premium tax credits.

8.  LONG-TERM DEBT AND OTHER BORROWINGS

    The Company has a $61.5 million line of credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at .1% over the Federal Funds rate. No amounts were outstanding at December 31, 1997 and 1996.

    In February 1996, the Company negotiated three separate $5 million advances with the Federal Home Loan Bank of Topeka. The advances are due February 27, 1998, February 26, 1999 and February 28, 2001 and carry interest rates of 5.59%, 5.76% and 6.04%, respectively.

    In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each pay ment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas
    Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

9.  RELATED PARTY TRANSACTIONS

    The Company owns shares of mutual funds managed by Security Management Company, LLC with net asset values totaling $85,950,000 and $60,559,000 at December 31, 1997 and 1996, respectively.

10. ASSETS HELD IN SEPARATE ACCOUNTS

    Separate account assets were as follows:

                                                               December 31
                                                             1997       1996
                                                         ----------   ----------
                                                             (In Thousands)
    Premium and annuity considerations for the
     variable annuity products and variable universal
     life product for which the contractholder, rather
     than the Company, bears the investment risk .....   $3,716,639   $2,793,911

    Assets of the separate accounts owned
     by the Company, at fair value ...................         --          9,016
                                                         -----------------------
                                                         $3,716,639   $2,802,927
                                                         =======================

11. STATUTORY INFORMATION

    The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. Statutory capital and surplus of the insur ance operations are $382,005,000 and $286,689,000 at December 31, 1997 and 1996, respectively.

12. IMPACT OF YEAR 2000 (UNAUDITED)

    Some of the Company's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

    The Company has completed an assessment of its systems which will need to be modified or replaced to function properly in the year 2000. Based on this assessment, the Company does not believe that the costs to complete such system modifications or replacements will be material to the Company's financial statements. The Company has been in the process of converting existing products to a new administration system during the past few years, and all new products during this conversion period have been placed on the new system.

    The modification or replacement of the Company's computer systems not currently year 2000 ready is estimated to be completed not later than March 31, 1999, which is prior to any anticipated impact on its operating systems. The Company believes that with modifications to existing software and conversions to new software, the year 2000 issue will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made or are not completed timely, the year 2000 issue could have a material impact on the operations of the Company.

    The Company has initiated formal communications with significant third parties which provide the Company with information to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to solve their own year 2000 issues. There is no guarantee that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems. However, third-party vendors of the Company's primary adminis trative systems have represented to the Company that the systems are or will be year 2000 ready.

    The costs of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved, and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to convert to year 2000 ready systems and similar uncertainties.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements

             All required financial statements are included in Part B of this Registration Statement.

         (b) Exhibits

              (1)  Certified  Resolution  of the Board of  Directors of Security
                   Benefit   Life   Insurance   Company   ("SBL")    authorizing
                   establishment of the Separate Account

              (2)  Not Applicable

              (3)  Amended and Restated Distribution Agreement

              (4)  (a) Individual DVA Contract (Form V6021 R8-98)
                   (b) Individual IVA Contract (Form V6027 8-98)
                   (c) TSA Loan Endorsement (Form V6846 R1-97)(a)
                   (d) SIMPLE IRA Endorsement (Form 4453C-5S 2-97)(a)
                   (e) IRA Endorsement (Form V6842A 1-97)(a)
                   (f) TSA Endorsement (Form V6832A R9-96)(a)
                   (g) Roth IRA Endorsement (Form V6851 10-97)(b)
                   (h) 457 Endorsement (Form V6054 1-98)(c)
                   (i) Options 8&9 Endorsement (Form V6056 8-98)

              (5)  (a) DVA  Application  (Form V6844 R1-98)
                   (b) IVA Application (Form V7588 8-98)

              (6)  (a) Composite of Articles of  Incorporation  of SBL(d)
                   (b) Bylaws of SBL(d)

              (7)  Not Applicable

              (8)  (a) Amended and Restated Participation Agreement
                   (b) Amended and Restated Master Agreement

              (9)  Opinion of Counsel

             (10)  Consent of Independent Auditors

             (11)  Not Applicable

             (12)  Not Applicable

             (13)  Schedule of Computation of Performance

             (14)  Powers  of  Attorney  of  Thomas  R.  Clevenger,
                   Sister Loretto Marie Colwell, John C. Dicus, Steven J. Douglass, Howard R. Fricke, William W. Hanna, John E. Hayes, Jr., Laird G. Noller, Frank C. Sabatini, and Robert C. Wheeler

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 7 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (April 30, 1997).

(b) Incorporated herein by reference to the Exhibits filed with the Variflex Separate Account Post-Effective Amendment No. 19 under the Securities Act of 1933 and Amendment No. 18 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (April 30, 1998).

(c) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 7 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (April 30, 1998).

(d) Incorporated herein by reference to the Exhibits filed with the Variflex Separate Account Post-Effective Amendment No. 20 under the Securities Act of 1933 and Amendment No. 19 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (August 17, 1998).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

         NAME AND PRINCIPAL
         BUSINESS ADDRESS                  POSITIONS AND OFFICES WITH DEPOSITOR
         ------------------                -------------------------------------

         Howard R. Fricke*                  Chairman of the Board, Chief
                                            Executive Officer and Director

         Thomas R. Clevenger                Director
         P.O. Box 8514
         Wichita, Kansas 67208

         Sister Loretto Marie Colwell       Director
         1700 SW 7th Street
         Topeka, Kansas 66044

         John C. Dicus                      Director
         700 Kansas Avenue
         Topeka, Kansas 66603

         Steven J. Douglass                 Director
         3231 E. 6th Street
         Topeka, Kansas 66607

         William W. Hanna                   Director
         P.O. Box 2256
         Wichita, KS 67201

         John E. Hayes, Jr.                 Director
         P.O. Box 889
         Topeka, Kansas 66601

         Laird G. Noller                    Director
         2245 Topeka Avenue
         Topeka, Kansas 66611

         Frank C. Sabatini                  Director
         120 SW 6th Street
         Topeka, Kansas 66603

         Robert C. Wheeler                  Director
         P.O. Box 148
         Topeka, Kansas 66601

         Donald J. Schepker*                Senior Vice President, Chief
                                            Financial Officer and Treasurer

         Kris A. Robbins*                   President and Chief
                                            Operating Officer

         Roger K. Viola*                    Senior Vice President,
                                            General Counsel and Secretary

         Malcolm E. Robinson*               Senior Vice President and
                                            Assistant to the Chairman and CEO

         Richard K Ryan*                    Senior Vice President

         John D. Cleland                    Senior Vice President

         Terry A. Milberger                 Senior Vice President

         Venette K. Davis                   Senior Vice President

         J. Craig Anderson                  Senior Vice President

         Gregory Garvin                     Senior Vice President

         Amy J. Lee*                        Associate General Counsel
                                            and Vice President

         James R. Schmank*                  Senior Vice President

         Tom Swank                          Vice President
                                            and Chief Investment Officer

         *Located at 700 Harrison Street, Topeka, Kansas 66636.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

         The Depositor, Security Benefit Life Insurance Company ("SBL"), is controlled by Security Benefit Corp. through the ownership of 700,000 of SBL's 700,010 issued and outstanding shares of common stock. One share each of SBL's issued and outstanding common stock is owned by each director of SBL, in accordance with the requirements of Kansas law. Security Benefit Corp. is wholly-owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. No one person holds more than approximately 0.0004% of the voting power of SBL. The Registrant is a segregated asset account of SBL.

         The following chart indicates the persons controlled by or under common control with T. Rowe Price Variable Annuity Account or SBL:

                                                                  PERCENT OF
                                              JURISDICTION OF  VOTING SECURITIES
                 NAME                          INCORPORATION      OWNED BY SBL

         Security Benefit Life                    Kansas              ----
         Insurance Company
         Stock Life Insurance Company)

         Security Benefit Group, Inc.             Kansas              100%
         (Holding Company)

         Security Management                      Kansas              100%
         Company, LLC
         (Investment Adviser)

         Security Distributors, Inc.              Kansas              100%
         (Broker/Dealer, Principal Underwriter
         Underwriter of Mutual Funds)

         Security Benefit Academy, Inc.           Kansas              100%
         (Daycare Company)

         Creative Impressions, Inc.               Kansas              100%
         (Advertising Agency)

         First Advantage Insurance                Kansas              100%
         Agency, Inc.

         First Security Benefit Life             New York             100%
         Insurance and Annuity Company
         of New York

         SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, VIII and X, Variflex Separate
         Account,  SBL  Variable  Life  Insurance  Account  Varilife,   Security
         Varilife Separate Account and Parkstone Variable Annuity Separate Account.

         Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. The approximate percentage of ownership by the separate accounts for each company is as follows:

         Security Ultra Fund                32.0%        SBL Fund           100%
         Security Growth and Income Fund    39.4%

ITEM 27. NUMBER OF CONTRACT OWNERS

         As of January 31, 1999, there were 4,287 owners of T. Rowe Price Variable Annuity Contracts.

ITEM 28. INDEMNIFICATION

         The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

         The Articles of Incorporation include the following provision:

            A Director shall not be personally liable to the Corporation or to its policyholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director

            A. for any breach of his or her duty of loyalty to the Corporation or its policyholders;

            B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

            C.  under the provisions of K.S.A.  17-6424 and amendments  thereto;
                or

            D. for any transaction from which the director derived an improper personal benefit.

            This Article Eighth shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article Eighth becomes effective.

         Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

         (a) T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price Associates, Inc., serves as the distributor of the T. Rowe Price Variable Annuity Account contracts. Investment Services receives no compensation for distributing the Contracts. Investment Services also serves as principal underwriter for the following investment companies:

              T. Rowe Price Growth Stock Fund, Inc.; T. Rowe Price New Horizons Fund, Inc.; T. Rowe Price New Era Fund, Inc.; T. Rowe Price New Income Fund, Inc.; T. Rowe Price Growth & Income Fund, Inc.; T. Rowe Price Prime Reserve Fund, Inc. (which includes T. Rowe Price Prime Reserve Fund - PLUS class); T. Rowe Price Tax-Free Income Fund, Inc.; T. Rowe Price Tax-Exempt Money Fund, Inc. (which includes T. Rowe Price Tax-Exempt Money Fund - PLUS class); T.
              Rowe Price  Short-Term  Bond Fund,  Inc.;  T. Rowe Price  Tax-Free
              Intermediate Bond Fund, Inc.; T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.; T. Rowe Price High Yield Fund, Inc.; T. Rowe Price Tax-Free High Yield Fund, Inc.; T. Rowe Price GNMA Fund; T. Rowe Price Equity Income Fund; T. Rowe Price New America Growth Fund; T. Rowe Price Capital Appreciation Fund; T. Rowe Price Capital Opportunity Fund, Inc.; T. Rowe Price Science & Technology Fund, Inc.; T. Rowe Price Health Science Fund, Inc.; T. Rowe Price Small-Cap Value Fund, Inc.; T. Rowe Price U.S. Treasury Funds, Inc. (which includes U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund); T. Rowe Price State Tax-Free Income Trust (which includes Maryland Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Short-Term Tax-Free Bond Fund, Virginia
              Tax-Free  Bond  Fund,  New  Jersey  Tax-Free  Bond  Fund,  Georgia
              Tax-Free Bond Fund, Florida Intermediate Tax-Free Fund, and Maryland Short-Term Tax-Free Bond Fund); T. Rowe Price California Tax-Free Income Trust (which includes California Tax-Free Bond Fund and California Tax-Free Money Fund); T. Rowe Price Index
              Trust, Inc. (which includes the T. Rowe Price Equity Index 500 Fund, T. Rowe Price Extended Equity Market Index Fund and T. Rowe Price Total Equity Market Index Fund); T. Rowe Price Spectrum
              Fund, Inc. (which includes the Spectrum Growth Fund, Spectrum International Fund and Spectrum Income Fund); T. Rowe Price Short-Term U.S. Government Fund, Inc.; T. Rowe Price Value Fund, Inc.; T. Rowe Price Balanced Fund, Inc.; T. Rowe Price Mid-Cap Growth Fund, Inc.; T. Rowe Price Small Cap Stock Fund, Inc. (formerly known as T. Rowe Price OTC Fund); T. Rowe Price Blue Chip Growth Fund, Inc.; T. Rowe Price Dividend Growth Fund, Inc.;
              T. Rowe Price Summit Funds, Inc. (which includes T. Rowe Price Summit Cash Reserves Fund, T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Summit GNMA Fund); T. Rowe Price Summit Municipal Funds, Inc. (which includes T. Rowe Price Summit
              Municipal Money Market Fund, T. Rowe Price Summit Municipal Intermediate Fund, T. Rowe Price Summit Municipal Income Fund); T. Rowe Price Corporate Income Fund, Inc.; T. Rowe Price Equity
              Series, Inc., (which includes T. Rowe Price Equity Income Portfolio, T. Rowe Price New America Growth Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Personal Strategy Balanced Portfolio); T. Rowe Price Fixed Income Series, Inc. (which includes T. Rowe Price Limited-Term Bond Portfolio and T. Rowe Price Prime Reserve Portfolio); T. Rowe Price International Series, Inc. (which includes T. Rowe Price International Stock Portfolio); T. Rowe Price Personal Strategy Funds, Inc. (which includes T. Rowe Price Personal Strategy Income Fund, T. Rowe Price Personal Strategy Balanced Fund and T. Rowe Price Personal Strategy Growth Fund); T. Rowe Price International Funds, Inc. (which includes the T. Rowe Price International Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price European Stock Fund, T. Rowe Price New Asia Fund, T. Rowe Price Global Bond Fund, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Global Stock Fund, and T. Rowe Price Emerging Markets Bond Fund); Frank Russell Investment
              Securities Fund; the RPF International Bond Fund; the Institutional International Funds, Inc. (which includes the Foreign Equity Fund); T. Rowe Price Diversified Small-Cap Growth Fund, Inc; T. Rowe Price Financial Services Fund, Inc.; T. Rowe Price Media & Telecommunications Fund, Inc.; T. Rowe Price Mid-Cap Value Fund, Inc.; T. Rowe Price Real Estate Fund, Inc.; T. Rowe Price Tax-Efficient Balanced Fund, Inc.; Reserved Investment Funds, Inc. (which includes Reserve Investment Fund and Government Reserve Investment Fund); Institutional Equity Funds, Inc.
              (which includes Mid-Cap Equity Growth Fund).

         (b)  NAME AND PRINCIPAL             POSITION AND OFFICES
              BUSINESS ADDRESS*                WITH UNDERWRITER
              ------------------             ------------------
              James S. Riepe                 Chairman of the Board of Directors
              Patricia M. Archer             Vice President
              Edward C. Bernard              President and Director
              Joseph C. Bonasorte            Vice President
              Darrell N. Braman              Vice President
              Ronae M. Brock                 Vice President
              Meredith C. Callanan           Vice President
              Ann R. Campbell                Vice President
              Christine M. Carolan           Vice President
              Joseph A. Carrier              Vice President
              Laura H. Chasney               Vice President
              Renee M. Christoff             Vice President
              Christopher W. Dyer            Vice President
              Christine Fahlund              Vice President
              Forrest R. Foss                Vice President
              Thomas A. Gannon               Vice President
              Andrea G. Griffin              Vice President
              Douglas E. Harrison            Vice President
              David J. Healy                 Vice President
              Joseph P. Healy                Vice President
              Walter J. Helmlinger           Vice President
              Henry H. Hopkins               Vice President and Director
              Eric G. Knauss                 Vice President
              Valerie King-Calloway          Vice President
              Sharon R. Krieger              Vice President
              Jeanette M. LeBlanc            Vice President
              Keith Wayne Lewis              Vice President
              Kim Lewis-Collins              Vice President
              Sarah McCafferty               Vice President
              Maurice Albert Minerbi         Vice President
              Mark Mitchell                  Vice President
              Nancy M. Morris                Vice President
              George A. Murnaghan            Vice President
              Steven E. Norwitz              Vice President
              Kathleen M. O'Brien            Vice President
              Barbara O'Connor               Vice President and Controller
              David Oestreicher              Vice President
              Robert Petrow                  Vice President
              Pamela D. Preston              Vice President
              George D. Riedel               Vice President
              Lucy Beth Robins               Vice President
              John Richard Rockwell          Vice President
              Kenneth J. Rutherford          Vice President
              Kristin E. Seeberger           Vice President
              Donna B. Singer                Vice President
              Charles E. Vieth               Vice President and Director
              William F. Wendler, II         Vice President
              Jane F. White                  Vice President
              Thomas R. Woolley              Vice President
              Alvin M. Younger, Jr.          Treasurer and Secretary

              *Unless  otherwise  indicated,  the  business  address  of each of
               Investment Services' officers and directors is 100 East Pratt Street, Baltimore, Maryland 21202.

         (c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--700 Harrison Street, Topeka, Kansas 66636-0001.

ITEM 31. MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS

         (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

         (b) Registrant undertakes that it will provide, as a part of the Application Kit, a box for the applicant to check if he or she wishes to receive a copy of the Statement of Additional Information.

         (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

         (d) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

         (e) Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 5th day of February, 1999.

SIGNATURES AND TITLES
---------------------

Howard R. Fricke                  SECURITY BENEFIT LIFE INSURANCE COMPANY
Director, President and           (THE DEPOSITOR)
Chief Executive Officer
                                  By:  ROGER K. VIOLA
Thomas R. Clevenger                    -----------------------------------------
Director                               Roger K. Viola, Senior Vice President,
                                       General Counsel and Secretary as
Sister Loretto Marie Colwell           Attorney-In-Fact for the Officers and
Director                               Directors Whose Names Appear Opposite

John C. Dicus
Director                          T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
                                  (THE REGISTRANT)
Steven J. Douglass
Director                          By:  SECURITY BENEFIT LIFE INSURANCE COMPANY
                                       (THE DEPOSITOR)
William W. Hanna
Director                          By:  HOWARD R. FRICKE
                                       -----------------------------------------
John E. Hayes, Jr.                     Howard R. Fricke, Chairman of the Board,
Director                               President, Chief Executive Officer and
                                       Director
Laird G. Noller
Director
                                  By:  DONALD J. SCHEPKER
Frank C. Sabatini                      -----------------------------------------
Director                               Donald J. Schepker, Senior Vice President
                                       Chief Financial Officer and Treasurer
Robert C. Wheeler
Director
                                  (ATTEST): ROGER K. VIOLA
                                            ------------------------------------
                                            Roger K. Viola, Senior Vice
                                            President, General Counsel and
                                            Secretary

                                 Date: February 5, 1999

                                 EXHIBIT INDEX

 (1) Certified Resolution of the Board of Directors of Security Benefit Life Insurance Company ("SBL") authorizing establishment of the Separate Account.

 (2)   None

 (3)   Amended and Restated Distribution Agreement

 (4)   (a) Individual DVA Contract (Form V6021 R8-98)
       (b) Individual IVA Contract (Form V6027 8-98)
       (i) Options 8 and 9 Endorsement (Form V6056 8-98)

 (5)   (a) DVA Application (Form V6844 R1-98)
       (b) IVA Application (Form 7588 8-98)

 (6)   (a) None
       (b) None

 (7)   None

 (8)   (a) Amended and Restated Participation Agreement
       (b) Amended and Restated Master Agreement

 (9)   Opinion of Counsel

(10)   Consent of Independent Auditors

(11)   None

(12)   None

(13)   Schedule of Computation of Performance

(14) Powers of Attorney of Thomas R. Clevenger, Sister Loretto Marie Colwell, John C. Dicus, Steven J. Douglass, Howard R. Fricke, William W. Hanna, John E. Hayes, Jr., Laird G. Noller, Frank C. Sabatini, and Robert C. Wheeler